UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-7586



                 American High-Income Municipal Bond Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                     Date of fiscal year end: July 31, 2003

                     Date of reporting period: July 31, 2003





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                             Robert E. Carlson, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo] American Funds(R)

The right choice for the long term(R)

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

[cover: a view (through an office window) of a construction crane and high-rise buildings]

A BOND TRADER'S PERSPECTIVE

Annual report for the year ended July 31, 2003

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND(R) seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. It may invest without limits in bonds subject to the alternative minimum tax.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                               page

Letter to shareholders                                                    1
The value of a long-term perspective                                      3
Special report: A bond trader's perspective                               4
About your fund                                                           8
Inside your fund's investment portfolio                                   9
Directors and officers                                                   35
What makes American Funds different?                             back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2003 (the most recent calendar quarter):

                                                                   Lifetime
                                           1 year    5 years    (since 9/26/94)
CLASS A SHARES
Reflecting 3.75% maximum sales charge      +2.17%    +3.79%           +6.47%

Results before October 1996 reflect the effect of a voluntary fee waiver, without which returns would have been lower.

The fund's 30-day yield for Class A shares as of August 31, 2003, calculated in accordance with the Securities and Exchange Commission formula, was 4.29%. This is equivalent to a taxable yield of 6.60% for investors in the 35% tax bracket. The fund's distribution rate for Class A shares as of that date was 4.62%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 3. Please see the inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

Income may be subject to state and local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal.

[miniature close-up picture of the construction crane from the front cover]



FELLOW SHAREHOLDERS:

During the past fiscal year, interest rate movements in the municipal market broadly mirrored trends in the taxable bond universe, but with one important exception: high-yield municipal bonds did not participate in the rally that lifted taxable high-yield debt. Indeed, for most of the year, returns for high-yield municipal bonds lagged even those of their high-quality brethren.

For the 12 months ended July 31, 2003, American High-Income Municipal Bond Fund posted a total return of 3.1%. This return reflects a modest decline in the share price, which was more than offset by the fund's income return. During the year, the fund paid monthly dividends totaling 76 cents a share. Those who reinvested these dividends recorded an income return of 5.09%, which is equivalent to a taxable return of 7.8% for investors in the 35% tax bracket. Shareholders who elected to take dividends in cash realized an income return of 4.98%, equivalent to a taxable return of 7.7%.

The fund's results were marginally  better than the average return of its peers:
2.8% as recorded by Lipper. However, the Lehman Brothers Municipal Bond Index, which is unmanaged and measures the investment-grade market, tallied a 3.6% return for the fiscal year, reflecting investors' preferences for quality in the municipal market. Index returns do not include expenses. Since inception, the fund has produced an average annual total return of 6.6%, which compares favorably to the 5.1% Lipper average of high-yield municipal debt funds.

A PERIOD OF CAUTION AND CONCERN

The recent fiscal year was characterized by extremes in the bond market: interest rates at historic lows, record-breaking supply, record-setting state deficits and periods of parity between taxable and nontaxable yields. Not surprisingly then, the period ended with a sharp rise in interest rates that erased most of the year's capital appreciation -- on long-term debt, in particular.

At the start of the fund's fiscal year in August 2002, stock prices were struggling and investors were flocking to the safest investments available, U.S. government debt and high-quality municipal bonds. These worries persisted until early October, when stock prices began to recover, based in part on renewed hopes for a stronger economic recovery. At the same time, prices weakened for high-quality debt, both taxable and tax-exempt.

At the start of calendar 2003, prospects of war in Iraq clouded the outlook for economic growth. This uncertainty helped boost bond prices once again. Though the war itself was relatively brief, concerns about the economy persisted, fanned by new fears of deflation. Bond yields trended lower in the spring, with interest rates touching 45-year lows in early June, before rebounding sharply.

[begin sidebar]
[begin table]

RESULTS AT A GLANCE
(For periods ended July 31, 2003, with distributions reinvested)

                             Cumulative       Average annual
                            total return       total return      Lipper ranking*

1 year                         + 3.1%                --            33 of 75
5 years                        +22.1               +4.1%            6 of 50
Lifetime (since 9/26/94)       +76.2               +6.6             2 of 29

*Rankings are based on total return versus comparable high-yield municipal debt funds, according to Lipper. Rankings do not reflect the effect of sales charges.

[end table]
[end sidebar]

Throughout the year, the protracted weakness of the economy coupled with historically low interest rates enticed cash-hungry governments to issue debt in droves. Municipal bond issuance set a record in calendar 2002, and the pace of issuance in the first half of 2003 surpassed that of the comparable period in 2002. Remarkably, this huge volume has been met with relatively solid demand. Nonetheless, the bulk of supply has been in the high-quality segments of the municipal market.

HOW THE FUND FARED

In general, American High-Income Municipal Bond Fund lagged the broader municipal market when interest rates were declining, but its portfolio of higher yielding bonds also held up better when interest rates began to rise in mid-June. Importantly, the fund continued to deliver a steady stream of relatively high current income despite the marked decline in interest rates that dominated the year.

Given the market's volatility and the low rate environment, the fund's portfolio counselors took steps to help cushion the portfolio against a sudden rise in rates. From November through June, they reduced the average life of the portfolio. Generally speaking, bonds with short maturities retain more of their value when interest rates rise than do long maturities. In conjunction, cash and equivalents held by the fund increased to 9.7% by the end of the fiscal year, up from 6.4% only six months earlier.

The relative scarcity of attractive, new-issue high-yield offerings also compelled the fund's counselors to seek opportunities in higher rating categories. As a result, the percentage of portfolio holdings rated A or better crept higher over the year, to 36.2% of net assets from 29.7% at the start of the fiscal period.

MAINTAINING OUR INVESTMENT FOCUS

Managing a portfolio of bonds as large and diverse as American High-Income Municipal Bond Fund requires a vast network of expertise and support, upon which our portfolio counselors steadfastly rely. Our feature article on page 4, "A bond trader's perspective," provides a closer look at how the fund's bond traders contribute to the investment process. Together, the fund's team of professionals strives to limit the effects of interest rate fluctuations, even as it seeks new opportunities to add income and total return potential to the portfolio. The specialized traders who work for the fund are an important part of that process.

Despite some market headwinds incurred during the year, American High-Income Municipal Bond Fund has continued to grow. In the past year alone, net assets of the fund increased some 23%, while the number of shareholder accounts grew 52%. We take this opportunity to welcome new investors, and we encourage all shareholders not to lose sight of their long-term investment goals. We believe that the high level of tax-exempt income provided by American High-Income Municipal Bond Fund remains especially attractive in the current rate environment, and we are confident that ongoing rate fluctuations will help to uncover new investment opportunities for our shareholders.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Mark R. Macdonald
Mark R. Macdonald
President

September 18, 2003

[begin sidebar]

TAX-FREE YIELDS VS. TAXABLE YIELDS

Find your estimated 2003 taxable income to determine your federal tax rate. Then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 4.53% tax-free distribution rate in July.

For example, investors in the highest tax bracket (35%) would need a taxable distribution rate of 6.97% to match the fund's distribution rate.

                                                                                           As of 7/31/03,
                                                                                        the fund's tax-exempt
                                                                   ...then              distribution rate of
                 If your taxable income is...                    your federal           4.53%(2) is equivalent
       Single                              Joint                tax rate(1) is...       to a taxable rate of...

     $0  -        7,000                 $0  -       14,000           10.0%                     5.03%
  7,001  -       28,400             14,001  -       56,800           15.0                      5.33
 28,401  -       68,800             56,801  -      114,650           25.0                      6.04
 68,801  -      143,500            114,651  -      174,700           28.0                      6.29
143,501  -      311,950            174,701  -      311,950           33.0                      6.76
           Over 311,950                       Over 311,950           35.0                      6.97


(1) Based on 2003 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.
(2) Distribution rate based on the average offering price for the month of July.

[end sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown
(For the period September 26, 1994, to July 31, 2003, with dividends reinvested)

[begin mountain chart]

               The fund      The fund at       Lehman Brothers   Lipper
               at net        maximum           Municipal Bond    High-Yield
               asset value   offering price    Index (1)         Municipal Debt
               (without      (with 3.75%                         Funds
               any sales     sales charge                        Average (3)
               charge)       deducted) (2)

9/26/94        10,000         9,625            10,000            10,000

10/31/94        9,886         9,513             9,822             9,855

1/31/95        10,287         9,899            10,139            10,134

4/30/95        10,760        10,354            10,566            10,520

7/31/95        11,162        10,741            10,910            10,796

10/31/95       11,534        11,099            11,280            11,118

1/31/96        11,904        11,455            11,665            11,494

4/30/96        11,692        11,251            11,406            11,235

7/31/96        12,108        11,652            11,630            11,441

10/31/96       12,452        11,983            11,923            11,736

1/31/97        12,687        12,208            12,113            11,927

4/30/97        12,863        12,378            12,162            12,027

7/31/97        13,484        12,975            12,822            12,607

10/31/97       13,714        13,197            12,936            12,794

1/31/98        14,123        13,590            13,338            13,188

4/30/98        14,181        13,646            13,293            13,205

7/31/98        14,435        13,890            13,591            13,459

10/31/98       14,645        14,093            13,973            13,711

1/31/99        14,758        14,201            14,224            13,885

4/30/99        14,827        14,267            14,217            13,915

7/31/99        14,669        14,116            13,982            13,718

10/31/99       14,375        13,833            13,725            13,320

1/31/2000      14,191        13,656            13,708            13,102

4/30/2000      14,524        13,976            14,086            13,364

7/31/2000      14,905        14,343            14,585            13,635

10/31/2000     15,142        14,571            14,893            13,828

1/31/2001      15,455        14,873            15,529            14,062

4/30/2001      15,730        15,137            15,547            14,149

7/31/2001      16,268        15,654            16,054            14,590

10/31/2001     16,482        15,861            16,458            14,789

1/31/2002      16,439        15,819            16,445            14,721

4/30/2002      16,686        16,056            16,636            14,865

7/31/2002      17,098        16,453            17,132            15,172

10/31/2002     17,124        16,479            17,424            15,066

1/31/2003      17,298        16,645            17,672            15,209

4/30/2003      17,644        16,978            18,049            15,444

7/31/2003      17,621        16,956            17,749            15,516

(1) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(2) These figures, unlike those shown earlier in this report, reflect payment of maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are invested in additional shares.
(3)  Calculated by Lipper. The average does not reflect sales charges.


Past results are not predicative of future results. The results shown are before taxes on fund distributions and sale of fund shares.

[end mountain chart]


OTHER SHARE CLASS RESULTS (unaudited)
CLASS B, CLASS C AND CLASS F
Returns for periods ended June 30, 2003 (the most recent calendar quarter):


                                                                      1 YEAR          LIFE OF CLASS
CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                +0.39%            +5.46% (1)
Not reflecting CDSC                                                   +5.39%            +6.26% (1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                             +4.26%            +5.28% (2)
Not reflecting CDSC                                                   +5.26%            +5.28% (2)

CLASS F SHARES
Not reflecting annual asset-based fee charged by sponsoring firm      +6.03%            +5.98% (3)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C shares were first sold.
(3) Average annual total return from March 19, 2001, when Class F shares were first sold.


A BOND TRADER'S PERSPECTIVE

[begin sidebar]

[photo: Tanya Muncey and Sue McDermott conversing in office cubicle]

[end sidebar]

A good investor is also a smart shopper. That is why the portfolio counselors of American High-Income Municipal Bond Fund draw upon a large pool of resources when making investment decisions. To that end, decisions are guided by fundamental research as well as the efforts of Sue McDermott and Tanya Muncey, municipal bond traders for Capital Research and Management Company, adviser to the American Funds. These specialized traders help the fund's portfolio counselors become smarter shoppers in the municipal bond marketplace. They also help shareholders get more value for each investment dollar.

On the following pages we'll take a closer look at some of the ways that Sue and Tanya support the investment efforts of this fund, and highlight how they can add value that is often beyond the means of individual bond investors.

A WINDOW ON THE MARKET

The author Tom Wolfe referred to bond traders as "masters of the universe" in his famous 1987 novel, "The Bonfire of the Vanities." That reference, though tongue in cheek, conveys some of the power and purview of a Wall St. bond trader -- a role both similar to and different from that of Tanya and Sue. Wall St. traders are typically risk takers and market makers who take positions (either long or short) in various bonds in order to make money for "the house." These traders are typically profit centers for Wall St. firms.

[photo: Neil L. Langberg, David A. Hoag, Brenda S. Ellerin, an unnamed gentleman and Tanya Muncey sitting around conference room table during a meeting]

Tanya, Sue and other bond traders at Capital Research buy and sell securities just like their Wall St. counterparts do. They also enjoy a privileged outlook on the markets they monitor and master. But the similarities end there. Capital's bond traders do not make markets in the securities they trade, nor do they generate profits by trading Capital's own money. Rather, they strive to enhance returns for the fund's shareholders by securing the best execution possible for each trade made on behalf of the fund.

[begin  sidebar]

THE MUNICIPAL SECURITIES RULEMAKING BOARD (MSRB), the self-regulating arm of the municipal market, has proposed showing real-time prices as trades occur. Currently, trades are posted on a next-day basis. Yet even if real-time pricing becomes available in 2004 as is currently proposed, the MSRB concedes, "an investor will not be able simply to view `last sale' information to obtain exact market prices, as generally can be done for NASDAQ-listed stocks." The reason is that the majority of municipal issues are not traded daily.

[end sidebar]

FRAGMENTS LACKING A UNIFIER

Municipal bond trading requires extensive knowledge of the municipal market as well as familiarity with a wide range of municipal bond market makers. Complicating matters is the complexity and fragmentation of the modern municipal market. In the world of municipal bonds, there is no central trading facility, no unifying marketplace.

Unlike stocks, which trade on exchanges at prices that are posted almost instantaneously, bonds are traded over the counter. The market is made up of various dealers who buy bonds directly from issuers and then resell them to other dealers and investors. This process may benefit issuers and sales of new bonds in the primary market, but it can be a disadvantage in the secondary market and for individual buyers, in particular. Price quotes can vary significantly from dealer to dealer, and may depend on the amount of the sale or purchase. Generally, the larger the block of bonds, the better the pricing. According to a recent Forbes article, "the spread between bid and ask price can be as much as ten points. On any given day it's not uncommon for a buyer of $100,000 of AAA-rated Berkeley, Calif. school bonds to pay $2,400 more than the same block of bonds went for 11 minutes earlier." Such disparity is common in the high-yield municipal market where issues trade infrequently.

The sheer number of deals and the relatively small size of each further complicate transactions in the municipal market. With tax revenues declining in recent years and interest rates at enticingly low levels, more and more municipalities have come to the bond market. New issue volume set a record in 2002 and is on track to top that record in 2003. Although volume is large, deal size is small. While the municipal market has seen a handful of billion-dollar deals in the past few years, the average deal size in the first half of 2003 was $27.7 million, up from $23.7 million in 2002. Municipal issues are small when compared to U.S. Treasury issues (billions of dollars each) and corporate bond issues (hundreds of millions to several billion dollars in size). Importantly, smaller sized issues may be less liquid and more prone to price discrepancies in the secondary market.

Municipal issuers, especially cities and counties, tend to favor regional dealers when they bring a new deal. Consequently, the municipal market is populated with dealers from coast to coast, boutiques that thrive in the shadow of bigger Wall St. firms by specializing in local bond issues. The result is a market that is highly fragmented and crowded with players, against a panorama of thinly traded issues. Keeping track of this is a full-time job, but one that can pay dividends for the patient and persistent.

CONSTRUCTING A TRAIL OF TRANSACTIONS

In 1994, prior to the launch of American High-Income Municipal Bond Fund, Capital's traders developed a database to track relevant municipal bond issues. According to Sue McDermott, "This proprietary database is a valuable repository of information. It allows us to examine the trading history of nearly every bond owned by the fund and many more not currently held." Few fund managers or even bond traders can make the same claim.

[photo:  Tanya Muncey]

[begin pull quote]
"Tracking new issue and secondary trading levels is very labor intensive, given the size and volume of the muni market."

Tanya Muncey
joined Capital in 1993, bringing with her a background in economics. [end pull quote]

On a daily basis, Tanya and Sue monitor transactions in the market and cross-check several sources to maintain this database. "Tracking new issue and secondary trading levels is very labor intensive," explains Tanya, whose workday begins at 5:30 a.m., "given the size and volume of the muni market." Throughout the day, e-mails are sent to the fund's portfolio counselors and research analysts to apprise them of significant developments. "Thanks to Tanya and Sue, we have the opportunity to look at most of the trades in the marketplace," notes Neil Langberg, a portfolio counselor for the fund. "This is a luxury -- and an advantage unavailable to most retail investors."

Tanya and Sue do far more than gather data; they are traffic cops and relationship managers as well. Although the bond markets have become computer-dependent and extremely complex during the past decade, trading remains a people-oriented profession where success or failure may depend as much on the quality of relationships as it does on the quality of software. Fostering relationships with other traders, whether on Wall St. or Main St., adds to the flow of information that Tanya and Sue gather. Computers disseminate raw data relating what happened in the market, but traders are often the ones who explain why. These relationships are especially helpful when the fund is looking to purchase new issues that may have a limited offering, such as private placements or bonds with complicated financial structures, both of which are common in the high-yield municipal market. Good relations also prove helpful when it comes time to sell a security, particularly given the price disparity that exists in this market.

EYING PATTERNS AND POTENTIAL

The fund's portfolio counselors decide which bonds to buy or sell, but the market data provided by Tanya and Sue strongly influence those decisions. As Sue succinctly put it, "Traders bring a larger pool of options to the decision-making process." Because they constantly assess the flows of supply and demand in the market, they often know when best to buy or sell a security. Trying to sell a bond when Wall St. traders are "long on inventory" may mean sacrificing some of the price. Conversely, a good time to start seeking attractive opportunities for the fund may be when dealers' shelves are filling with supply.

On a typical Monday, Tanya and Sue meet with the fund's analysts and portfolio counselors to discuss developments in the municipal market. The "calendar" -- a list of expected new issues -- is an important focus of this meeting. Tanya and Sue keep the calendar up to date through daily contact with Wall St. trading desks. Regular reviews of the calendar help to identify potentially attractive issues for the fund and help the portfolio counselors keep abreast of market trends. Calendar meetings also afford an opportunity to compare new issues with older ones and evaluate the relative merits of each. Amassing and maintaining calendar data provides a crucial backdrop for making investment decisions. "The information our traders provide is extremely helpful," emphasizes portfolio counselor David Hoag. "It enables us to assess the relative value of bonds that we already own, and to identify which sectors of the market are most attractive at any given time."

[photo: Sue McDermott]

[begin pull quote]
"Traders bring a larger pool of options to the decision-making process."

Sue McDermott
joined Capital in 1994 after working nearly 17 years for Wall St. firms. [end pull quote]

Market information is particularly important for high-yield municipal bonds, which are frequently less liquid than high-quality general obligation bonds and often more complex in structure. These characteristics can pose special problems for novice investors. Shareholders in American High-Income Municipal Bond Fund, however, benefit from the active management of the fund's professionals. Portfolio counselors and research analysts carefully assess the credit quality and structure of each bond that goes into the portfolio. Our bond traders lend valuable assistance to this assessment process by collecting and analyzing market data. In addition, they strive to locate the most attractive price possible for each sale and purchase effected by the fund, thus helping shareholders get more for their investment dollars than they might otherwise on their own. Brenda Ellerin concisely sums it up: "We typically secure better prices than are available to retail investors, and we're able to search the entire market for the best deals possible."

[begin sidebar]
TALKING ABOUT THE MARKET

Bond traders and other market professionals frequently use shorthand when discussing aspects of the market. The following is a glossary of some commonly used terms that may not be wholly familiar to readers.

CALENDAR
A list of prospective new issues. If the calendar is building, more and more issuers are planning to come to market. If the calendar is light, there is little new supply on the horizon.

LIQUIDITY
A reflection of the ease (or difficulty) in buying (or selling) a bond. A liquid bond trades readily, and the price differential from dealer to dealer is usually small as a result. An illiquid bond trades infrequently, and dealer quotes are likely to vary significantly.

POSITION
A trader takes a position in securities that reflects an outlook for the market or a particular bond. A trader is "long" if he/she owns a particular bond. A trader who is long typically expects that bond prices will be improving over the near term. A trader is said to take a "short" position when selling a bond he/she does not own. This is a high-risk position that usually reflects expectations for weaker bond prices over the near term, allowing the trader to "cover" the short at a lower price.

QUOTE
The market for a bond specifying its buy (bid) and sell (asking) price. If the quote is "firm," the trader is willing to buy or sell at the stated levels. In most other instances, the quote is an indication of the bond's approximate market value at the given time.

SPREAD
The difference in yield between any two bonds, expressed in basis points (hundreds of a percent). For example, if one bond yields 4% and another yields 4.75%, then the spread between them is 75 basis points. Also, the difference between the bid and the asking price on a given bond.

TRANSPARENCY
The clarity of a given market or bond. Stock markets, for example, are very transparent with the size and price of trades posted continuously for all to see. Bond trading is far less transparent, especially in municipals. Municipal trades are currently reported on a next-day basis, and as a result, pricing may be erratic.

[end sidebar]

ABOUT YOUR FUND

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND invests in securities that are typically higher yielding and lower rated than municipal bonds offered to individual investors. Indeed, many of the bonds held in its portfolio are available to institutional investors only. The broad diversity of portfolio holdings -- more than 500 securities from 43 states -- helps to protect shareholders against the higher risks associated with these bonds.

FUND FACTS & figures
o Fund commenced operations on September 26, 1994.
o Fund dividends are paid monthly.
o 65% of securities held by the fund must be rated A or below at the time of purchase.

[begin table]

ASSETS AND PORTFOLIO TURNOVER (for fiscal years)

                         Fund assets (millions)               Portfolio turnover

2003                              $1,101                              7%
2002                                 899                             12
2001                                 667                             18
2000                                 551                             33
1999                                 564                             17

[end table]

EXPENSE RATIOS (as a percent of average net assets)
American High-Income Municipal Bond Fund                             0.77%
Lipper average of high-yield municipal debt funds                    0.90%

WHO OWNS YOUR FUND?

This fund, like every other mutual fund, is collectively owned by the shareholders who invest in the fund. The fund's Board of Directors (see page 35 for details) is elected by the shareholders to represent and protect shareholder interests. To this end, they have hired Capital Research and Management Company as the investment adviser and manager of the fund's portfolio holdings.

A WEALTH OF EXPERIENCE

Experience helps the fund's portfolio counselors put wisdom to work and market events in perspective. The three portfolio counselors who manage American High-Income Municipal Bond Fund bring more than 45 years of experience to this task.


[photos:  Brenda S. Ellerin, David A. Hoag and Neil L. Langberg]

                   Brenda S. Ellerin       David A. Hoag      Neil L. Langberg

Years with
Capital                   12                    12                   24


INVESTMENT PORTFOLIO
July 31, 2003

Quality ratings*

[begin pie chart]

AAA                           11.9%
AA                            11.4%
A                             12.9%
BBB                           20.8%
BB                            23.6%
B                              9.1%
CCC or less                    0.6%
Cash & equivalents             9.7%

[end pie chart]

* Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's research analysts.


                                                                                           Principal   Market
                                                                                             amount     value
FIXED INCOME SECURITIES - 90.27%                                                              (000)     (000)

ALABAMA  -  0.65%
Industrial Dev. Board of the Town of Courtland, Industrial Dev. Rev.                         $1,500    $1,541
  Ref. Bonds (International Paper Co. Projects), Series 2003-A, 5.00% 2013
Special Care Fac. Fncg. Auth. of the City of Huntsville - Carlton Cove,                       6,000     5,562
  Retirement Fac. Rev. Bonds (Carlton Cove, Inc. Project),
  Series 2001, 8.125% 2031



ALASKA  -  0.90%
Industrial Dev. and Export Auth., Revolving Fund Ref. Bonds,                                  1,775     1,915
  Series 2002-A, AMT, MBIA insured, 5.50% 2010
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds:
  Series 2000, 6.20% 2022                                                                     1,620     1,528
  Series 2001, 5.375% 2021 (expected maturity 2012)                                           7,625     6,487


ARIZONA  -  0.76%
Student Loan Acquisition Auth., Student Loan Rev. Ref. Bonds,                                 1,675     1,796
  Series 1999-A1, AMT, 5.45% 2011
Transportation Excise Tax Rev. Bonds (Maricopa County Regional Area Road Fund),               2,000     2,070
  Series 2002, 3.00% 2005
Industrial Dev. Auth. of the County of Navajo, Industrial Dev. Rev. Bonds                     3,600     3,574
  (Stone Container Corp. Project), Series 1997, AMT, 7.20% 2027
Industrial Dev. Auth. of the County of Pima, Education Rev. Bonds                             1,000     1,023
  (Charter Schools Project), Series 2002-E, 7.25% 2031



CALIFORNIA  -  6.83%
Joint Powers Health Fncg. Auth., Centers Cert. of Part., Community Medical                    1,320     1,326
  (Community Hospitals of Central California Project), Series 2001, 5.00% 2012
Pollution Control Fncg. Auth., AMT:
  Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project),                    4,000     4,188
  Series 1998-A, 5.10% 2018 (put 2008)
  Solid Waste Disposal Rev. Bonds (Browning-Ferris Industries of                              3,000     2,649
  California, Inc. Project), BFI Corp., Guarantee, Series 1996-A, 5.80% 2016
Rural Home Mortgage Fin. Auth., Single-family Mortgage Rev. Bonds                                85        85
  (Mortgage-backed Securities Program), Series 1995-B, AMT, 7.75% 2026
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds
  (Irvine Apartment Communities, LP):
  Series 1998-A1, AMT, 5.05% 2025 (put 2008)                                                  7,000     7,302
  Series 1998-A3, 5.10% 2025 (put 2010)                                                       3,000     3,122
Tobacco Securitization Auth. of Northern California, Tobacco Settlement                         500       405
  Asset-backed Bonds, Series 2001-B  (Sacramento County Tobacco
  Securitization Corp.), 5.00% 2028
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A:
  AMBAC insured, 5.50% 2016                                                                   1,000     1,071
  5.875% 2016                                                                                 1,500     1,600
  5.75% 2017                                                                                  2,500     2,632
  5.375% 2022                                                                                 2,000     1,985
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds,                            1,370     1,466
  Subordinated Series B, 5.80% 2011
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.:
  Rev. Bonds (San Diego Hospital Association),                                                1,500     1,409
  Series 2003-C, 5.375% 2021
  Rev. Ref. Cert. of Part. (American Baptist Homes Foundation),                               1,650     1,596
  Series 1998-A, 6.10% 2017
  Southern California Presbyterian Homes Obligated Group (Redwood                             1,000       979
  Senior Homes and Services), Rev. Bonds, Series 2002, 6.125% 2032
City of Chino Hills, Community Facs., Special Tax Bonds:
  Dist. No. 9 (Rincon Village Area), Series 1998, 6.45% 2023                                    530       532
  Dist. No. 10 (Fairfield Ranch), 6.95% 2030                                                  1,000     1,067
County of El Dorado, Community Facs. Dist. No. 1992-1                                           995     1,034
  (El Dorado Hills Dev.), Series 1999 Special Tax Bonds, 6.125% 2016
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes),
  Special Tax Bonds, Series 1999:
  6.50% 2015                                                                                  1,000     1,064
  6.625% 2030                                                                                 1,000     1,049
Lincoln Crossing Community Facs. Dist., Special Tax Bonds,                                    5,000     4,925
  Series 2003-1A, 6.125% 2033
Long Beach Aquarium of the Pacific, Rev. Bonds
  (Aquarium of the Pacific Project), Series 1995-A (preref. 2005):
  6.10% 2010                                                                                  1,000     1,105
  6.125% 2015                                                                                 2,500     2,762
  MBIA insured, 6.125% 2015                                                                   1,000     1,105
  6.125% 2023                                                                                 1,500     1,657
  MBIA insured, 6.125% 2023                                                                   2,500     2,762
City of Los Angeles, Multi-family Housing Rev. Bonds                                            500       514
  (GNMA Collateralized - Ridgecroft Apartments Project),
  Series 1997-E, AMT, 6.00% 2017
Community Facs. Dist. No. 2001-1 of the County of Orange
  (Ladera Ranch), Special Tax Bonds:
  Series 2002-A, 6.00% 2025                                                                   1,000     1,004
  Series 2003-A:
    5.00% 2017                                                                                1,000       966
    5.55% 2033                                                                                1,500     1,439
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business                               2,800     3,022
  Centre), Special Tax Ref. Bonds, Series 1998, 6.75% 2015
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community
  Facs. Dist. No. 1, Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch):
  6.125% 2014                                                                                   250       265
  6.30% 2021                                                                                    500       520
San Bernardino Joint Powers Fncg. Auth., 2002 Tax Allocation Ref. Bonds                       1,000     1,018
  (Secured by a Junior Lien on Certain Tax Increment Revenues Pledged
  Under Senior Loan Agreements), 6.625% 2026
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited
  Obligation Improvement Bonds:
  6.00% 2009                                                                                    995     1,026
  6.25% 2012                                                                                    995     1,026
Community Facs. Dist. No. 99-1 of the Santa Margarita Water Dist.                             2,390     2,497
  (Talega), Special Tax Bonds, Series 1999, 6.10% 2014
Community Facs. Dist. No. 2002-1 of the Saugus Union School Dist.,                            1,000       975
  Series 2003, Special Tax Bonds, 6.00% 2033
South Tahoe Joint Powers Fncg. Auth. (South Tahoe Redev. Project Area No. 1):
  Rev. Ref. Bonds, Series 1995-B, 6.25% 2020                                                  1,000     1,039
  Subordinate Bond Anticipation Notes:
    Series 1999-A, 7.30% 2007 (preref. 2004)                                                  5,500     5,898
    Series 1999-B, 7.30% 2007 (preref. 2004)                                                  1,000     1,072
    Series 2003-B, 5.125% 2009                                                                1,000       998
Community Facs. Dist. No. 88-12 of the City of Temecula (Ynez Corridor),                        940       994
  Special Tax Ref. Bonds, Series 1998-A, 5.35% 2009


COLORADO  -  4.45%
Health Facs. Auth.:
  Catholic Health Initiatives, Rev. Bonds:
    Series 2002-A, 5.00% 2008                                                                 1,880     2,013
    Series A, 5.375% 2010                                                                     1,000     1,061
  Covenant Retirement Communities, Inc., Rev. Bonds,                                          1,000       961
  Series 2002-B, 6.125% 2033
  The Evangelical Lutheran Good Samaritan Society Project Health Facs. Rev. Bonds:
    Series 2000, 6.60% 2016                                                                   1,000     1,080
    Series 2002, 5.90% 2027                                                                   3,000     2,925
Housing and Fin. Auth., Single-family Program Senior Bonds, AMT:
   Series 1995-A, 8.00% 2025                                                                    215       218
  Series 1995-B1, 7.90% 2025                                                                    105       106
  Series 1997-B2, 7.00% 2026                                                                    265       269
EagleBend, Multi-family Housing Project:
  Affordable Housing Corp.,  Rev. Ref. Bonds, Series 1997-A:
    6.20% 2012                                                                                1,000     1,008
    6.45% 2021                                                                                2,000     1,962
  Dowd Affordable Housing Corp., Rev. Bonds, Series 1998-A:
    6.53% 2024                                                                                1,665     1,610
    6.53% 2029                                                                                1,320     1,265
    6.63% 2039                                                                                2,950     2,815
City and County of Denver, Airport System Rev. Ref. Bonds,
  Series 2002-E, AMT, FGIC insured:
  5.00% 2011                                                                                  1,000     1,040
  5.00% 2012                                                                                  1,500     1,553
Eagle County, Bachelor Gulch Metropolitan Dist., G.O. Bonds,                                  3,500     3,682
  Series 1999, 6.70% 2019
E-470 Public Highway Auth. Senior Rev. Bonds (Capital Appreciation Bonds),                    7,500       757
  Series 2000-B, 0% 2034
City of Lakewood, Plaza Metropolitan Dist. No. 1 (Belmar),                                    8,500     8,494
  Rev. Bonds, 8.00% 2025
Lincoln Park Metropolitan Dist. (Douglas County), G.O. Limited Tax Ref.                       3,000     3,078
  and Improvement Bonds, Series 2001, 7.75% 2026
North Range Metropolitan Dist. No. 1 (City of Commerce City), Adams County,                   1,000       996
  Limited Tax G.O. Bonds, Series 2001, 7.25% 2031
Rampart Range Metropolitan Dist. No. 1 (City of Lone Tree), Rev. Bonds                        7,660     7,887
  (Rampart Range Metropolitan Dist. No. 2 Project), Series 2001, 7.75% 2026
Vista Ridge Metropolitan Dist. (Weld County), Limited Tax G.O. Bonds,                         4,110     4,169
  Series 2001, 7.50% 2031


CONNECTICUT  -  1.84%
Dev. Auth., Pollution Control Rev. Ref. Bonds
  (The Connecticut Light and Power Co. Project):
  Series 1993-A, 5.85% 2028                                                                   1,375     1,435
  Series 1993-B, AMT, 5.95% 2028                                                              1,500     1,553
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds:(1)
  Series 1996-A:
    6.375% 2004 (escrowed to maturity)                                                          500       529
    6.40% 2011 (preref. 2007)                                                                 3,470     3,995
    6.40% 2011                                                                                3,025     3,225
  Series 1997-B:
    5.60% 2009                                                                                1,000     1,066
    5.75% 2018                                                                                3,000     3,027
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment,
  Public Improvement Bonds, Series 2001:
  6.00% 2016                                                                                  1,200     1,272
  6.25% 2021                                                                                  2,000     2,098
  6.25% 2031                                                                                  2,000     2,052


DISTRICT OF COLUMBIA  -  0.53%
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown University
  Hospital and Washington Hospital Center Projects):
  Series 2001-A, 6.40% 2031 (put 2004)                                                        1,000     1,015
  Series 2001-B, 6.625% 2031 (put 2005)                                                       1,000     1,043
  Series 2001-C, 6.80% 2031 (put 2006)                                                        1,500     1,602
  Series 2001-D, 6.875% 2031 (put 2007)                                                       2,000     2,164


FLORIDA  -  13.38%
Capital Projects Fin. Auth., Continuing Care Retirement Community Rev. Bonds
  (Capital Projects Loan Program - The Glenridge on Palmer Ranch Project):
  Series 2002-B, 7.625% 2032 (put 2009)                                                       2,500     2,418
  Series 2002-A, 8.00% 2032                                                                   5,400     5,406
Arbor Greene Community Dev. Dist. (City of Tampa, Hillsborough County),                         350       352
  Special Assessment Rev. Bonds, Series 2000, 6.50% 2007
Bay County, Pollution Control Rev. Ref. Bonds (International Paper),                          1,000     1,044
  Series 1998-A, 5.10% 2012
Beacon Tradeport Community Dev. Dist. (Miami-Dade County),
  Special Assessment Bonds (Industrial Project), Series 2002-B:
  7.00% 2014                                                                                  1,025     1,027
  7.25% 2033                                                                                  3,000     3,014
Championsgate Community Dev. Dist., Capital Improvement Rev. Bonds,                           2,810     2,589
  Series 1998-A, 6.25% 2020
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health
  Credit Group), Series 2003-A:
  5.25% 2012                                                                                  1,000     1,057
  5.25% 2013                                                                                  2,000     2,101
  5.25% 2014                                                                                  1,000     1,043
Fishhawk Community Dev. Dist. II, Special Assessment Rev. Bonds,                              2,000     1,992
  Series 2003-B, 5.00% 2007
The Crossings at Fleming Island Community Dev. Dist. (Clay County),
  Special Assessment Ref. Bonds:
  Series 1995, 8.25% 2016 (preref. 2005)                                                      4,245     4,737
  Series 2000-C, 7.10% 2030                                                                   7,500     7,841
Fleming Island Plantation Community Dev. Dist. (Clay County),                                 1,000     1,048
  Series 2000-B (Long Term), 7.375% 2031
Gateway Services Community Dev. Dist., Special Assessment Bonds                               1,600     1,580
  (Sun City Center Fort Myers Project), Series 2003-B, 5.50% 2010
Grand Haven Community Dev. Dist. (City of Palm Coast, Flagler County),                        1,000       987
  Special Assessment Bonds, Series 2003, 5.20% 2007
Greyhawk Landing, Community Dev. Dist. (Manatee County),
  Special Assessment Rev. Bonds:
  Series A, 7.00% 2033                                                                        1,000     1,021
  Series B, 6.25% 2009                                                                          950       954
The Groves Community Dev. Dist. (Pasco County), Special                                       2,810     2,726
  Assessment Rev. Bonds, Series 2000-B, 7.625% 2008
Harbor Bay Community Dev. Dist. (Hillsborough County),
  Capital Improvement Rev. Bonds:
  Series 2001-B, 6.35% 2010                                                                   3,835     3,869
  Series 2002, 6.75% 2034                                                                     4,000     3,997
Heritage Harbour South Community Dev. Dist. (Manatee County),                                 2,325     2,314
  Capital Improvement Rev. Bonds, Series 2002-B, 5.40% 2008
Heritage Isles Community Dev. Dist, Special Assessment Rev. Bonds:
  Hillsborough County, Series 1998-A, 5.75% 2005                                                825       824
  5.90% 2006                                                                                    700       699
Heritage Palms Community Dev. Dist. (Fort Myers),
  Capital Improvement Rev. Bonds:
  Series 1998, 5.40% 2003                                                                       545       545
  Series 1999, 6.25% 2004                                                                       905       907
Heritage Pines Community Dev. Dist. (Pasco County),                                             475       473
  Capital Improvement Rev. Bonds, Series 1998-B, 5.50% 2005
Highlands County Health Facs. Auth., Hospital Rev. Bonds
  (Adventist Health System/Sunbelt Obligated Group), Series 2002-B:
  5.00% 2011                                                                                  2,000     2,070
  5.00% 2012                                                                                  1,365     1,405
  5.00% 2013                                                                                  3,535     3,604
Hillsborough County, Industrial Dev. Auth., Hospital Rev. Ref. Bonds
  (Tampa General Hospital Project), Series 2003-A:
  5.00% 2012                                                                                  1,000     1,003
  5.00% 2013                                                                                  1,500     1,494
  5.00% 2018                                                                                  3,795     3,569
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County),
  Capital Improvement Rev. Bonds:
  Series 2001-A, 7.40% 2032                                                                     980     1,026
  Series 2001-B, 6.40% 2011                                                                     830       836
  Series 2003-B, 5.40% 2008                                                                   2,000     1,981
Lake Powell Residential Golf Community Dev. Dist. (Bay County),                               4,515     4,542
  Special Assessment Rev. Bonds, Series 2000-B, 7.00% 2010
Lakewood Ranch Community Dev. Dist. 5 (Manatee County),
  Special Assessment Rev. Bonds:
  Series 2001-A, 6.70% 2031                                                                     915       913
  Series 2001-B, 6.00% 2011                                                                   1,005     1,000
  Series 2003, 5.30% 2007                                                                     2,000     1,987
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds:
    Cypress Cove at Healthpark Florida, Inc. Project,                                         2,500     2,407
      Series 1997-A, 6.25% 2017
    Shell Point/Alliance Obligated Group, Shell Point Village
      Project, Series 1999-A:
      5.25% 2007                                                                              1,000     1,051
      5.50% 2009                                                                              1,800     1,880
      5.75% 2011                                                                                500       517
      5.75% 2013                                                                              1,410     1,433
      5.75% 2015                                                                                500       500
      5.50% 2021                                                                              3,800     3,506
      5.50% 2029                                                                              1,500     1,348
   Solid Waste System Rev. Ref. Bonds, Series 2001,
    AMT, MBIA insured:
    5.25% 2009                                                                                1,500     1,628
    5.625% 2013                                                                               4,000     4,254
Marshall Creek Community Dev. Dist. (St. Johns County),
   Special Assessment Bonds:
  Series 2000-A, 7.65% 2032                                                                   2,995     3,219
  Series 2002, 6.625% 2032                                                                    4,000     3,969
School Board of Miami-Dade County, Cert. of Part., Series 2003-B,                             1,000     1,058
  MBIA insured, 5.00% 2031 (put 2011)
Miami-Dade County, Miami International Airport (Hub of the Americas),                         1,000     1,048
  Aviation Rev. Ref. Bonds, Series 2003-D, AMT, MBIA insured, 5.25% 2014
Meadow Pointe III, Community Dev. Dist. (Pasco County),
  Capital Improvement Rev. Bonds:
  Series 2001-A, 6.85% 2033                                                                   2,265     2,294
  Series 2003-B, 5.25% 2007                                                                   1,200     1,191
North Springs Improvement Dist., Special Assessment Bonds,                                    1,000     1,051
  Parkland Isles Project, Series 1997-A, 7.00% 2019
Northern Palm Beach County Improvement Dist.,
  Water Control and Improvement Bonds:
  Unit of Dev. No. 9A, Series 1996-A:
    6.80% 2006 (escrowed to maturity)                                                           650       738
    7.30% 2027 (preref. 2006)                                                                 1,500     1,752
  Unit of Dev. No. 9B, Series 1999, 5.85% 2013                                                  890       918
Ocean Highway and Port Auth., Solid Waste/Pollution Control Rev. Ref.                         1,305     1,280
  Bonds, Series 1996 (Jefferson Smurfit Corp. (U.S.) Project), 6.50% 2006
City of Orlando, Special Assessment Rev. Bonds (Conroy Road Interchange                       3,250     3,156
  Project), Series 1998-A, 5.80% 2026
Palm Beach County, Health Facs. Auth. Retirement Community Rev. Bonds                         3,230     3,147
  (Adult Communities Total Services, Inc. Obligated Group), Series 1996, 5.625% 2020
Pine Air Lakes Community Dev. Dist., Collier County,                                          2,500     2,537
  Special Assessment Rev. Bonds, Series 2002, 7.25% 2033
South-Dade Venture Community Dev. Dist. (Homestead),                                          4,000     4,019
  Special Assessment Rev. Bonds, Series 2002, 6.90% 2033
Stoneybrook West Community Dev. Dist. (City of Winter Garden, Orange County),                   775       781
  Special Assessment Rev. Bonds, Series 2000-B, 6.45% 2010
Sumter Landing Community Dev. Dist. (Sumter County),
  Special Assessment Rev. Bonds, Series 2003:
  6.875% 2023                                                                                 1,000       988
  6.95% 2033                                                                                  1,000       977
University Place Community Dev. Dist. (Manatee County),                                       2,315     2,314
  Series 2001-B, 6.10% 2007
Urban Orlando Community Dev. Dist. (City of Orlando),
  Capital Improvement Rev. Bonds, Series 2001-A:
  6.40% 2010                                                                                  3,860     3,879
  6.95% 2033                                                                                  3,500     3,549
Venetian Community Dev. Dist., Sarasota County,
  Capital Improvement Rev. Bonds:
  Series 2002-A, 6.75% 2034                                                                   1,000     1,001
  Series 2002-B, 5.95% 2012                                                                   1,000       996
Waterlefe Community Dev. Dist. (Manatee County),                                                900       901
  Capital Improvement Rev. Bonds, Series 2001-B, 6.25% 2010


GEORGIA  -  0.55%
City of Atlanta, Tax Allocation Bonds (Atlantic Station Project),
  Series 2001:
  7.75% 2014                                                                                  1,000     1,021
  7.90% 2024                                                                                  5,000     5,120


IDAHO  -  1.41%
Housing and Fin. Association, AMT:
  Single-family Mortgage Bonds:
    Series 1998-B2, 5.20% 2011                                                                  605       629
    Series 1999-B2, 5.00% 2013                                                                  730       760
    Series 1999-D3, 5.15% 2013                                                                  760       776
    Series 1999-G2, 5.75% 2014                                                                  415       436
  Class III:
    Series 2001-B, 5.75% 2020                                                                 2,680     2,801
    Series 2001-F, 5.30% 2021                                                                 1,855     1,814
    Series 2002-C, 5.50% 2021                                                                 1,625     1,640
    Series 2002-E, 5.30% 2022                                                                 1,315     1,304
    Series 2003-B, 5.10% 2023                                                                 1,095     1,051
    Series 2003-C, 4.50% 2023                                                                 1,000       897
  Single-family Mortgage Subordinate Bonds:
    Series 1997-H2, 5.40% 2010                                                                  865       897
    Series 1997-I2, 5.55% 2010                                                                  540       550
  Single-family Programs Disclosure Report,                                                   1,970     1,952
  Series 1978-A, 5.40% 2021


ILLINOIS  -  6.12%
Build Illinois Bonds (Sales Tax Rev. Bonds), Illinois FIRST,                                  1,500     1,588
  Series of September 2001, 5.375% 2016
Dev. Fin. Auth., Solid Waste Disposal Rev. Bonds                                              3,035     3,090
  (Waste Management, Inc. Project), Series 1997, AMT, 5.05% 2010
Educational Facs. Auth.:
  Adjustable Medium Term Rev. Bonds, Field Museum of Natural History,                         1,790     1,908
  Series 2002, 4.45% 2036 (put 2014)
  Student Housing Rev. Bonds, Educational Advancement Fund, Inc.
  (University Center Project), Series 2002:
    6.625% 2017                                                                               2,500     2,672
    6.00% 2022                                                                                1,000     1,011
    6.25% 2030                                                                                6,000     6,133
Health Facs. Auth.:
  Rev. Bonds:
    Alexian Brothers Health System, Series 1999,                                              1,000       984
       FSA insured, 5.125% 2028
    Centegra Health System, Series 1998:
      5.50% 2008                                                                              1,000     1,075
      5.25% 2014                                                                              1,500     1,496
    Edward Hospital Obligated Group, Series 2001-A,                                           1,500     1,573
       FSA insured, 5.50% 2017
    Friendship Village of Schaumburg, Series 1997-A, 5.25% 2018                               2,000     1,771
    Lutheran Senior Ministries Obligated Group - Lutheran Hillside                            3,000     3,007
       Village Project, Series 2001-A, 7.375% 2031
    OSF Healthcare System, Series 1999, 6.25% 2019                                            1,500     1,575
    Riverside Health System, Series 2002, 5.75% 2022                                          3,000     2,967
  Rev. Ref. Bonds:
    Advocate Health Care Network, Series 1997-A:
      5.70% 2011                                                                                500       530
      5.80% 2016                                                                              2,000     2,075
    Edward Hospital Project, Series 1993-A, 6.00% 2019                                        1,000     1,040
    Elmhurst Memorial Healthcare, Series 1992, 6.25% 2017                                     5,000     5,369
    Fairview Obligated Group Project, Series 1995-A:
      6.25% 2003                                                                                640       640
      7.40% 2023                                                                              3,130     3,085
City of Chicago:
  G.O. Bonds (Emergency Telephone System), Ref. Series 1999,                                  1,000     1,052
     FGIC insured, 5.25% 2020
  Chicago O'Hare International Airport:
    Passenger Fac. Charge Rev. Bonds, Series 1996-A,                                          1,000     1,095
       AMBAC insured, 5.60% 2010
    Second Lien Passenger Fac. Charge Rev. Bonds,
       AMBAC insured, AMT:
      Series 2001-C, 5.50% 2015                                                               4,030     4,199
      Series 2001-E, 5.50% 2016                                                               2,340     2,425
    Special Facs. Rev. Ref. Bonds (United Air Lines, Inc. Project),                           2,500       503
       Series 1999-B, AMT, 5.20% 2011 (2)
  Midway Airport Rev. Bonds, Series 2001-A,                                                   2,000     2,084
     FSA insured, AMT, 5.50% 2015
  Special Assessment Improvement Bonds (Lakeshore East Project), 2                            2,000     1,956
     Series 2002, 6.75% 203
Metropolitan Pier and Exposition Auth., McCormick Place Expansion                             3,350     1,745
  Project Bonds, Series 1992-A, FGIC insured, 0% 2016
Village of Montgomery, Kane and Kendall Counties, Special Assessment                          4,000     4,414
  Improvement Bonds (Lakewood Creek Project), Series 2001, 7.75% 2030
Village of Robbins, Cook County, Resource Recovery Rev. Bonds
  (Robbins Resource Recovery Partners, L.P. Projects), AMT:
  Series 1999-A, 8.375% 2016 (2)                                                              3,950         7
  Series 1999-B, 8.375% 2016 (2)                                                              1,545         3
  Series 1999-C:
    7.25% 2009                                                                                  471       338
    7.25% 2024                                                                                2,650     1,207
  Series 1999-D, 0% 2009                                                                      1,230       363
Community Unit School Dist. Number 365-U, Will County (Valley View),                          3,500     2,442
  G.O. Capital Appreciation School Bonds, Series 2002, FSA insured, 0% 2011


INDIANA  -  1.29%
Dev. Fin. Auth., Exempt Facs. Rev. Ref. Bonds (Inland Steel Co. Project No. 15),              1,000       521
  Series 1997-A, 5.75% 2011
Health Fac. Fncg. Auth.:
  Hospital Rev. Bonds:
    Charity Obligated Group, Series 1999-D, 5.25% 2016 (preref. 2009)                         2,805     3,164
    The Methodist Hospitals, Inc., Series 2001, 5.25% 2008                                    1,325     1,424
  Rev. Bonds, Ascension Health Credit Group, Series 2002-F:
    5.50% 2015                                                                                1,000     1,049
    5.50% 2016                                                                                1,000     1,042
    5.00% 2019                                                                                3,450     3,369
Indianapolis Airport Auth., Special Fac. Rev. Bonds (United Air Lines, Inc.,                  3,500     1,426
  Indianapolis Maintenance Center Project), Series 1995-A, AMT, 6.50% 2031 (2)
The Trustees of Indiana University, Indiana University Student Fee Bonds,                     2,000     2,174
  Series O, FGIC insured, 5.375% 2016


IOWA  -  0.19%
Fin. Auth., Rev. Ref. Bonds (Trinity Health Credit Group), Series 2000-B,                     2,000     2,116
  AMBAC insured, 6.00% 2027


KANSAS  -  0.09%
City of Lenexa (Lakeview Village, Inc. - Southridge Project), Health Care Fac.                1,000     1,032
  Rev. Bonds, Series 2002-C, 6.875% 2032


KENTUCKY  -  1.18%
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
  (Appalachian Regional Healthcare, Inc. Project), Series 1997:
  5.60% 2008                                                                                  1,000       961
  5.80% 2012                                                                                  1,000       914
  5.85% 2017                                                                                  7,000     6,232
City of Ashland (Ashland Inc. Project):
  Pollution Control Rev. Ref. Bonds, Series 1999, 5.70% 2009                                  2,500     2,561
  Sewage and Solid Waste Rev. Bonds, Series 1995, AMT, 7.125% 2022                            2,200     2,321


LOUISIANA  -  2.15%
Health Education Auth., Rev. Ref. Bonds (Lambeth House Project):
  Series 1996, 9.00% 2026 (preref. 2006)                                                      1,850     2,275
  Series 1998-A, 6.20% 2028                                                                   5,000     4,382
Parish of Morehouse, Pollution Control Rev. Ref. Bonds,                                       2,500     2,574
  Series 2001-A, 5.25% 2013
Tobacco Settlement Auth., Asset-backed Bonds,                                                12,775    10,376
  Series 2001-B, 5.50% 2030 (preref. 2013)
Parish of West Feliciana:
  Pollution Control Rev. Bonds (Gulf States Utilities Co. Project),                           1,500     1,540
  Series 1984-II, 7.70% 2014
  Pollution Control Rev. Ref. Bonds (Entergy Gulf States, Inc. Project),                      2,500     2,557
  Series 1999-A, 5.65% 2028 (put 2004)


MAINE  -  0.43%
Health and Higher Educational Facs. Auth., Rev. Bonds,
  Piper Shores Issue, Series 1999-A:
  7.50% 2019                                                                                  1,000     1,018
  7.55% 2029                                                                                  2,000     2,023
State Housing Auth., Mortgage Purchase Bonds,                                                 1,700     1,750
  Series 2000-C, AMT, 5.95% 2020


MARYLAND  -  1.10%
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds,                                   1,000       983
  Adventist HealthCare Issue, Series 2003-A, 5.00% 2012
Anne Arundel County:
  Econ. Dev. Corp., Rev. Bonds (Golf Course System),                                          1,000       977
     Series 2001, 8.25% 2028
  Special Obligation Bonds (Arundel Mills Project),                                           1,000     1,078
    Series 1999, 7.10% 2029
Frederick County, Special Obligation Bonds (Urbana Community                                  3,000     3,057
  Dev. Auth.), Series 1998, 6.625% 2025
Housing Opportunities Commission of Montgomery County, Multi-family Rev.
  Bonds  (Strathmore Court at White Flint), Issue 1994-A2 (preref. 2004):
  7.50% 2024                                                                                  1,000     1,075
  7.50% 2027                                                                                    950     1,021
Housing Auth. of Prince George's County, Mortgage Rev. Bonds, Series 1997-A,                  1,000     1,024
  (GNMA Collateralized - Langley Gardens Apartments Project), 5.75% 2029
Prince George's County:
  Dimensions Health Corp. Issue, Project and Rev. Ref. Bonds,                                 1,250       829
  Series 1994, 5.375% 2014
  Woodview VIllage Phase II Subdistrict, special obligatoin bonds,                            2,000     2,002
  Series 2002, 7.00% 2032



MASSACHUSETTS  -  1.84%
G.O. Bonds, Consolidated Loan of 2001, Series D, 5.50% 2017                                   5,000     5,469
Dev. Fin. Agcy., Resource Recovery Rev. Bonds (Waste Management,                              1,000     1,127
  Inc. Project), Series 1999-B, AMT, 6.90% 2029 (put 2009)
Health and Educational Facs. Auth., Rev. Bonds, Partners                                      1,000     1,088
  HealthCare System Issue, Series C, 6.00% 2015
Industrial Fin. Agcy.:
  Resource Recovery Rev. Ref. Bonds (Ogden Haverhill Project),                                6,300     6,138
  Series 1998-A, AMT, 5.30% 2009
  Rev. Bonds, Edgewood Retirement Community Project,                                          5,400     6,403
  Series 1995-A, 9.00% 2025 (preref. 2005)


MICHIGAN  -  4.95%
Cert. of Part. (New Center Dev. Inc.), MBIA insured, 5.375% 2016                              2,380     2,529
Hospital Fin. Auth.:
  Hospital Rev. Bonds (The Detroit Medical Center Obligated Group),                           1,550     1,026
  Series 1998-A, 5.125% 2018
  Hospital Rev. Ref. Bonds:
    Genesys Health System Obligated Group, Series 1995-A:
      8.00% 2005 (escrowed to maturity)                                                       2,000     2,207
      8.10% 2013 (preref. 2005)                                                               1,100     1,276
      7.50% 2027 (preref. 2005)                                                               2,265     2,554
    Hackley Hospital Obligated Group, Series 1998-A, 5.30% 2013                               1,000       986
    Henry Ford Health System, Series 2003-A, 5.50% 2016                                       2,500     2,540
    Pontiac Osteopathic, Series 1994-A:
      5.375% 2006                                                                             1,575     1,565
      6.00% 2014                                                                              1,000       961
      6.00% 2024                                                                              1,000       878
    Sinai Hospital of Greater Detroit, Series 1995, 6.00% 2008                                1,000       881
  Ref. and Rev. Bonds (Trinity Health Credit Group),                                          1,500     1,496
    Series 2002-C, 5.375% 2023
Housing Dev. Auth., Single-family Mortgage Rev. Bonds,                                        2,110     2,152
  Series 2001-A, AMT, MBIA insured, 5.30% 2016
Municipal Bond Auth., Public School Academy Facs. Program Rev.
  Bonds (Detroit Academy of Arts and Sciences Project), Series 2001-A:
  7.90% 2021                                                                                  3,400     3,223
  8.00% 2031                                                                                  2,300     2,156
Strategic Fund Limited Obligation Rev. Bonds (United Waste Systems, Inc.                      4,250     4,378
  Project), Series 1995, 5.20% 2010
The Econ. Dev. Corp., Environmental Improvement Rev. Ref. Bonds
  (MeadWestvaco-Escanaba Paper Co. Project):
  Township of Cornell, Series 2002, 5.875% 2018                                               2,000     2,054
  County of Delta, Series 2002-A, 6.25% 2027                                                  2,000     2,050
City of Detroit, Limited Tax G.O. Bonds, Series 1995-A, 6.40% 2005                            1,145     1,239
City of Flint, Hospital Building Auth. (Hurley Medical Center):
  Rev. Ref. Bonds, Series 1998-A:
    5.00% 2008                                                                                2,030     1,985
    5.25% 2016                                                                                3,035     2,673
  Rev. Rental Bonds, Series 1998-B:
    5.375% 2018                                                                               1,000       875
    5.375% 2028                                                                               3,250     2,612
Econ. Dev. Corp. of the County of Midland, Subordinated Pollution Control                     6,865     6,843
  Limited Obligation Rev. Ref. Bonds (Midland Cogeneration Project),
   Series 2000-A, AMT, 6.875% 2009
Charter County of Wayne Airport (Detroit Metropolitan Wayne County Airport),                  3,000     3,186
  Rev. Ref. Bonds, Series 2002-D, AMT, FGIC insured, 5.50% 2013


MINNESOTA  -  0.15%
Minneapolis-St. Paul Metropolitan Airports Commission, Special Facs. Rev.                     2,000     1,678
  Bonds (Northwest Airlines, Inc. Project), Series 2001-A, AMT, 7.00% 2025


MISSISSIPPI  -  0.30%
G.O. Ref. Bonds, Series 2003-A:
  5.25% 2017                                                                                  2,000     2,151
  5.50% 2018                                                                                  1,000     1,098


MISSOURI  -  0.54%
Health and Educational Facs. Auth., Rev. Bonds (SSM Health Care),                             2,515     2,646
  Series 2002-A, 5.25% 2012
Transportation Dev. Dist. (Hazelwood, St. Louis County), Transportation                       3,300     3,297
  Rev. Bonds, Series 2002, 7.20% 2033


NEBRASKA  -  0.04%
City of Kearney, Industrial Dev. Rev. Bonds (The Great Platte
  River Road Memorial Foundation Project), Series 1998: (2)
  6.75% 2023                                                                                 12,890       226
  6.75% 2028                                                                                 12,200       214


NEVADA  -  3.75%
Housing Division, Single-family Mortgage Bonds:
  Series 1999-B1, 4.95% 2012                                                                    445       461
  Series 1999-D2, AMT, 5.90% 2013                                                             1,045     1,077
Clark County:
  Special Improvement Dist. No. 121 (Southern Highlands Area),
  Local Improvement Bonds, Series 1999:
    7.00% 2009                                                                                2,440     2,529
    7.50% 2019                                                                                8,820     9,491
  Special Improvement Dist. No. 132 (Summerlin South Area
  (Villages 15A and 18)), Local Improvement Bonds, Series 2001:
    6.125% 2011                                                                               1,035     1,068
    6.40% 2014                                                                                1,250     1,288
    6.50% 2015                                                                                1,000     1,030
    6.875% 2021                                                                               2,540     2,620
City of Henderson:
  Health Fac. Rev. Bonds (Catholic Healthcare West):
    Series 1998-A, 5.375% 2026                                                                2,000     1,770
    Series 1999-A, 6.75% 2020                                                                 2,000     2,082
  Local Improvement Dist. No. T-4C (Green Valley Properties),
  Limited Obligation Ref. Bonds, Series 1999-A:
    5.75% 2013                                                                                1,705     1,706
    5.90% 2018                                                                                1,000       993
  Local Improvement Dist. No. T-14 (Anthem Master Planned Community),
    Limited Obligation Improvement Bonds:
    5.10% 2012                                                                                1,000       973
    5.55% 2017                                                                                3,000     2,897
City of Las Vegas, Special Improvement Dist. No. 808 (Summerlin Area),
  Local Improvement Bonds, Series 2001:
  6.40% 2015                                                                                  1,395     1,442
  6.75% 2021                                                                                  1,995     2,062
City of North Las Vegas, Special Improvement Dist. No. 60 (Aliante),
  Local Improvement Bonds, Series 2002:
  6.125% 2017                                                                                 2,715     2,699
  6.40% 2022                                                                                  3,000     2,972
Washoe County (Reno-Sparks Convention & Visitors Auth.), G.O.                                 4,140     2,128
  (Limited Tax) Convention Center, Capital Appreciation Bonds,
  Series 1999-B, FSA insured, 0% 2016


NEW HAMPSHIRE  -  0.32%
Business Fin. Auth., Pollution Control Rev. Ref. Bonds (Public Service Co.                    2,000     2,057
  of New Hampshire Project - 1992 Tax-Exempt Series D), AMT, 6.00% 2021
Health and Education Facs. Auth., Exeter Hospital Obligated Group Issue,                      1,000     1,005
  Series 2001-A, 5.75% 2031
Housing Fin. Auth., Single-family Mortgage Acquisition Rev. Bonds,                              400       408
  Series 1997-D, AMT, 5.60% 2012


NEW JERSEY  -  3.29%
G.O. Bonds, Series 1996-A, 6.50% 2004                                                         3,500     3,683
Econ. Dev. Auth.:
  Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation Improvement Dist.                     3,750     4,475
  Project (City of Elizabeth), Series 1998-A, 6.375% 2031 (preref. 2014)
  First Mortgage Rev. Fixed-Rate Bonds:
    Fellowship Village Project:
      Series 1995-A, 9.25% 2025 (preref. 2005)                                                2,000     2,258
      Series 1998-C, 5.50% 2028                                                               1,500     1,354
    Winchester Gardens at Ward Homestead Project, Series 1996-A:
      8.50% 2016                                                                              1,000     1,052
      8.625% 2025                                                                             3,000     3,150
  First Mortgage Rev. Bonds (Fellowship Village Project),                                     1,000       951
    Series 1998-C, 5.50% 2018
  First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
    Series 1998-A:
    5.10% 2008                                                                                1,250     1,277
    5.20% 2009                                                                                1,000     1,013
    5.30% 2010                                                                                1,000     1,007
    Tax-Exempt Term Bonds:
      5.50% 2018                                                                              1,000       951
      5.50% 2025                                                                              1,000       909
  Retirement Community Rev. Bonds:
    Cedar Crest Village, Inc. Fac.:
      Series 2001-A, 7.25% 2031                                                               2,250     2,281
      Series 2001-B, 5.50% 2006                                                               1,345     1,322
    Seabrook Village, Inc. Fac., Series 2000-A, 8.25% 2030                                    9,000     9,353
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed                           1,000       939
  Bonds, Series 2003, 4.375% 2019


NEW MEXICO  -  0.70%
Dona Ana County, Improvement Dist. Bonds
  (Santa Teresa Improvement Dist):
  Airport Road Business Center, Phase III,                                                    2,215     2,216
  Series 2001-A, 8.375% 2021
  Border Industrial Park, Phase I & II,                                                       5,560     5,506
  Series 2001-B, 8.875% 2021


NEW YORK  -  6.25%
Dormitory Auth.:
  Cert. of Part., City University of New York (John Jay College of                            1,475     1,633
    Criminal Justice Project Ref.), 6.00% 2006
  Mental Health Services Facs. Improvement Rev. Bonds,                                        1,930     2,050
  Series 1998-C, 5.00% 2010
  Third General Resolution Rev. Bonds (State University
    Educational Facs. Issue), Series 2002-B:
    5.25% 2023 (put 2012)                                                                     2,500     2,637
    6.00% 2029 (put 2012)                                                                     4,000     4,451
Housing Fin. Agcy.:
  Health Facs. Rev. Bonds (New York City),                                                    1,000     1,104
    1996 Series 1996-A Ref., 6.00% 2006
  Service Contract Obligation Rev. Ref. Bonds,                                                  800       864
    Series 1997-C, 5.10% 2009
Metropolitan Transportation Auth., State Service Contract                                     2,000     1,987
  Ref. Bonds, Series 2002-A, 5.125% 2024
Urban Dev. Corp., Correctional and Youth Facs. Service Contract
  Rev. Bonds (Empire State Dev. Corp.), Series 2002-A:
  5.00% 2017 (put 2011)                                                                       4,000     4,185
  5.50% 2017 (put 2011)                                                                       2,500     2,694
Long Island Power Auth., Electric System General Rev. Bonds:
  Series 2003-B:
    5.25% 2012                                                                                5,000     5,320
    5.25% 2013                                                                                1,500     1,577
    5.25% 2014                                                                                1,000     1,043
  Series 2003-C:
    5.50% 2014                                                                                1,000     1,061
    5.00% 2027                                                                                1,000       962
City of New York, G.O. Bonds:
  Fiscal 1998 Series B, 5.25% 2010                                                            1,000     1,046
  Fiscal 2001 Series F:
    5.00% 2008                                                                                2,000     2,142
    5.00% 2009                                                                                2,510     2,672
  Fiscal 2002 Series B, 5.50% 2012                                                            3,000     3,180
  Fiscal 2002 Series C, 5.25% 2021                                                            1,720     1,705
  Fiscal 2002 Series G, XLCA insured, 5.50% 2012                                              2,475     2,709
New York City Industrial Dev. Agcy., AMT:
  Industrial Dev. Rev. Bonds (Brooklyn Navy Yard Cogeneration                                 2,000     1,933
    Partners, L.P. Project), Series 1997, 6.20% 2022
  Solid Waste Disposal Rev. Bonds (1995 Visy Paper (NY), Inc.                                 1,100     1,094
    Project), 7.55% 2005
New York City Transitional Fin. Auth., Future Tax Secured                                     4,600     4,920
    Ref. Bonds, Fiscal 2003 Series B, 5.25% 2029 (2011)
Onondaga County Industrial Dev. Agcy., Solid Waste Disposal                                   1,500     1,532
  Fac. Rev. Ref. Bonds (Solvay Paperboard LLC Project),
  Series 1998, AMT, 6.80% 2014
Port Auth. of New York and New Jersey, AMT:
  Consolidated Bonds, Series 131, 5.00% 2009                                                  4,525     4,787
  Special Project Bonds, Series 4, KIAC Partners Project:
    7.00% 2007                                                                                1,300     1,362
    6.75% 2011                                                                                4,000     4,180
Suffolk County Industrial Dev. Agcy., Continuing Care Retirement                              2,000     1,954
  Community Rev. Bonds (Peconic Landing at Southhold, Inc. Project),
  Series 2000, 8.00% 2030
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds,                                  2,000     2,167
  Series 2002-B, 5.25% 2014


NORTH CAROLINA  -  2.16%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
  Ref. Series 1993-B:
    7.25% 2007                                                                                1,500     1,693
    7.00% 2008                                                                                1,000     1,129
    6.125% 2009                                                                               3,950     4,327
    6.00% 2026                                                                                1,000     1,034
  Ref. Series 1993-C, 7.00% 2007                                                              1,000     1,121
  Ref. Series 1999-A, 5.20% 2010                                                              2,000     2,074
  Ref. Series 1999-B:
    5.55% 2014                                                                                1,000     1,029
    5.70% 2017                                                                                2,000     2,045
  Series 1999-D, 6.75% 2026                                                                   1,000     1,061
  Ref. Series 2003-C:
    5.125% 2014                                                                               2,000     2,008
    5.375% 2017                                                                               1,500     1,505
  Ref. Series 2003-D:
    5.50% 2014                                                                                1,500     1,552
    5.125% 2026                                                                               1,000       923
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds:
  Series 1999-B, 6.50% 2020                                                                   1,000     1,074
  Series 2003-A, 5.50% 2013                                                                   1,250     1,322


NORTH DAKOTA  -  0.06%
Housing Fin. Agcy., Rev. Bonds, Series 1998-A, AMT, 5.25% 2018                                  690       692


OHIO  -  1.65%
Higher Educational Fac. Commission, Adjustable Rev. Bonds                                     3,250     3,256
  (Kenyon College 2002 Project), 5.05% 2037 (put 2016)
The Student Loan Funding Corp., Cincinnati, Student Loan                                        145       145
  Rev. Ref. Bonds, Series 1991-A, AMT, 7.20% 2003
Water Dev. Auth., Solid Waste Disposal Rev. Bonds (Bay Shore                                  4,000     3,663
  Power Project), Series 1998-A, AMT, 5.875% 2020
City of Cleveland, Airport Special Rev. Bonds
  (Continental Airlines, Inc. Project), AMT:
  Series 1998, 5.375% 2027                                                                    2,750     1,726
  Series 1999, 5.70% 2019                                                                     1,500     1,034
County of Lorain, Hospital Facs. Rev. Bonds
  (Catholic Healthcare Partners):
  Series 2001-A, 5.25% 2010                                                                   1,000     1,049
  Series 2002-A:
    5.25% 2008                                                                                1,000     1,072
    5.50% 2013                                                                                1,075     1,131
County of Montgomery, Hospital Facs. Rev. Bonds (Kettering
  Medical Center Network Obligated Group), Series 1999:
  6.75% 2018                                                                                  1,000     1,062
  6.75% 2022                                                                                  1,000     1,049
County of Richland, Hospital Facs. Rev. Improvement Bonds
  (MedCentral Health System Obligated Group), Series 2000-B:
  6.375% 2022                                                                                 1,000     1,040
  6.375% 2030                                                                                 1,750     1,819


OKLAHOMA  -  0.93%
Langston Econ. Dev. Auth., Student Housing Rev. Bonds (Langston
  Community Dev. Corp. Project), Series 2000-A:
  7.40% 2017                                                                                  2,710     2,638
  7.75% 2030                                                                                  6,050     5,874
Trustees of the Tulsa Municipal Airport Trust, Rev. Bonds,                                    2,500     1,812
  Ref. Series 2001-B, AMT, 5.65% 2035 (put 2008)


OREGON  -  0.74%
City of Klamath Falls, Electric Rev. Ref. Bonds
  (Klamath Cogeneration Project), Series 1999:
  5.75% 2013                                                                                  2,000     1,998
  5.875% 2016                                                                                 3,500     3,416
  6.00% 2025                                                                                  2,950     2,781


PENNSYLVANIA  -  2.12%
Housing Fin. Agcy., Rev. Bonds, Single-family Housing Mortgage,                               1,400     1,432
  Series 1997-58A, AMT, 5.85% 2017
Erie County, Industrial Dev. Auth., Environmental Improvement Rev.                            2,000     2,103
  Ref. Bonds (International Paper Co. Projects), Series 2002-A, 4.90% 2009
Lehigh County, General Purpose Auth. Rev. Bonds (KidsPeace                                    1,000     1,095
  Obligated Group), Series 1998, ACA-CBI insured, 5.70% 2009
Montgomery County Industrial Dev. Auth., Retirement Community
  (Adult Communities Total Services, Inc. Obligated Group):
  Rev. Bonds, Series 1996-B, 5.75% 2017                                                       4,000     4,070
  Rev. Ref. Bonds, Series 1996-A, 5.875% 2022                                                 1,000     1,006
Hospitals and Higher Education Facs. Auth. of Philadelphia:
  Frankford Hospital, Series A, 6.00% 2014 (escrowed to maturity)                               495       525
  Hospital Rev. Bonds (Temple University Hospital),                                           1,000     1,007
    Series 1997, 5.70% 2009
Philadelphia Auth. for Industrial Dev., Rev. Bonds
  (Cathedral Village Project), Series 1998:
  5.30% 2007                                                                                  1,145     1,149
  5.50% 2010                                                                                  1,000       994
Scranton-Lackawanna Health and Welfare Auth., City of Scranton,
  Lackawanna County, Hospital Rev. Bonds (Moses Taylor Hospital
  Project), Series 1997:
  5.75% 2006                                                                                  1,585     1,047
  5.80% 2007                                                                                  1,680     1,089
  5.90% 2008                                                                                  1,730     1,107
  6.00% 2009                                                                                    940       596
  6.10% 2011                                                                                  2,005     1,256
  6.20% 2017                                                                                  1,000       615
Westmoreland County, Health Care Fac. Rev. Bonds (Redstone                                    4,000     4,308
  Presbyterian SeniorCare Obligated Group), Fixed Rate Rev. Bonds,
  Series 2000-B, 8.125% 2030


RHODE ISLAND  -  0.63%
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds,
  Lifespan Obligated Group Issue, Series 2002:
  6.375% 2021                                                                                 2,000     2,011
  6.50% 2032                                                                                  3,000     2,963
Housing and Mortgage Fin. Corp., Homeownership Opportunity Bonds,                             2,000     2,015
  Series 9-B1, AMT, 5.55% 2013


SOUTH CAROLINA  -  1.34%
Georgetown County, Pollution Control Rev. Ref. Bonds (International                           1,000     1,033
  Paper Company Projects), Series 1999-A, 5.125% 2012
Piedmont Municipal Power Agcy., Electric Rev. Bonds,                                          6,000     5,780
  Ref. Series 1999-A, 5.25% 2015
Tobacco Settlement Rev. Management Auth., Tobacco                                             5,500     4,911
  Settlement Asset-backed Bonds, Series 2001-B, 6.00% 2022
York County, Pollution Control Facs. Rev. Bonds (Bowater Inc.                                 3,000     3,085
  Project), Series 1990, AMT, 7.625% 2006


TENNESSEE  -  1.88%
Health, Educational and Housing Fac.:
  Board of the County of Shelby (Methodist Healthcare),                                       3,000     3,100
    Hospital Rev. Bonds, Series 2002, 6.00% 2020
  Board of the County of Sullivan (Wellmont Health
    System Project):
    Hospital Rev. Bonds, Series 2002:
      6.75% 2015                                                                              1,520     1,662
      6.25% 2022                                                                              1,950     1,986
      6.25% 2032                                                                              2,000     2,021
    Hospital Rev. Ref. Bonds, Series 2003,                                                    2,000     2,024
      Radian insured, 5.00% 2013
Fort Sanders Alliance Obligated Group, The Health, Educational                                1,000     1,128
  and Housing Facs. Board of the County of Knox, Hospital Rev.
  Bonds, Series 1990-A, MBIA insured, 6.25% 2013
Memphis-Shelby County Airport Auth.:
  Airport Rev. Ref. Bonds, AMT, Series 2002,                                                  1,500     1,621
    MBIA insured, 5.50% 2010
  Special Facs. Rev. Ref. Bonds (Federal Express Corp.):
    Series 2002, 5.05% 2012                                                                   5,235     5,332
    Series 2003, 4.50% 2014                                                                   1,000       945
Health and Educational Facs. Board of the Metropolitan Government                             1,160       974
  of Nashville and Davidson County, Rev. Ref. Bonds,
  Series 1998, 5.65% 2024


TEXAS  -  6.51%
Alliance Airport Auth., Inc., Special Facs. Rev. Bonds                                        2,500     1,744
  (American Airlines, Inc. Project), Series 1990, AMT, 7.00% 2011
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds                               1,000       919
  (Buckner Retirement Services, Inc. Obligated Group Project),
   Series 1998, 5.25% 2028
Brazos River Auth., AMT:
  Collateralized Pollution Control Rev. Ref. Bonds (Texas Utilities                           2,000     2,070
    Electric Co. Project), Series 1995-B, 5.05% 2030 (put 2006)
  Pollution Control Rev. Ref. Bonds (TXU Electric Company Project),                           9,375     9,694
    Series 2001-C, 5.75% 2036 (put 2011)
Brazos River Harbor Navigation Dist. of Brazoria County, Environment
  Facs. Rev. Bonds (The Dow Chemical Co. Project), AMT:
  Series 2002-A3, 4.95% 2033 (put 2007)                                                       2,000     2,083
  Series 2002-A4, 5.20% 2033 (put 2008)                                                       7,500     7,880
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds
  (Valero Refining and Marketing Co. Project):
  Series 1997-C, 5.40% 2018                                                                   1,000       997
  Series 1997-D, AMT, 5.125% 2009                                                             5,250     5,423
Cities of Dallas and Fort Worth, Dallas/Fort Worth International Airport,
  Joint Rev. Improvement and Ref. Bonds, Series 2001-A, AMT, FGIC insured:
  5.625% 2011                                                                                 2,000     2,155
  5.75% 2015                                                                                  1,185     1,262
Donna Independent School Dist. (Hidalgo County), Unlimited Tax                                1,000     1,028
  School Building Bonds, Series 1998, 5.20% 2018
Harris County Health Facs. Dev. Corp.:
  Hospital Rev. Bonds (Memorial Hermann Healthcare System),                                   4,100     4,320
    Series 2001-A, 6.375% 2029
  Rev. Bonds (St. Luke's Episcopal Hospital):
    Series 2001-A:
      5.50% 2010                                                                              1,710     1,835
      5.625% 2014                                                                             1,500     1,582
      5.50% 2020                                                                              2,850     2,886
    Series 2002, 5.50% 2017                                                                   1,045     1,078
Hidalgo County Health Services Corp., Hospital Rev. Bonds
  (Mission Hospital, Inc. Project), Series 1996:
  7.00% 2008                                                                                  2,090     2,197
  6.75% 2016                                                                                  1,000       993
City of Houston, Airport System Subordinate Lien, AMT:
  Rev. Bonds:
    Series 1998-B, FGIC insured, 5.25% 2012                                                   1,000     1,032
    Series 2002-A, FSA insured, 5.625% 2018                                                   1,825     1,895
  Rev. Ref. Bonds, Series 2001-A, FGIC insured, 5.50% 2015                                    2,855     2,969
Matagorda County Navigation Dist. Number One, Pollution Control Rev.                          2,000     2,004
  Ref. Bonds (Central Power and Light Project), Series 1999-B,
  AMT, 4.00% 2030 (put 2003)
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU                                    2,645     2,726
  Electric Company Project), Series 2001-A, 5.50% 2022 (put 2011)
Sam Rayburn Municipal Power Agcy., Power Supply
  System Rev. Ref. Bonds, Series 2002:
  Radian insured, 5.125% 2017                                                                 2,000     1,980
  6.00% 2021                                                                                    750       768
City of San Antonio, Airport System Rev. Improvement Bonds,                                   1,000     1,067
  Series 2002, AMT, FGIC insured, 5.75% 2016
San Antonio Independent School Dist., Unlimited Tax Ref. Bonds,                               1,500     1,626
  Series 2001-B, 5.375% 2013
Tarrant County, Health Facs. Dev. Corp., Hospital Rev. Bonds
  (Baylor Health Care System Project), Series 2002-A:
  5.00% 2019                                                                                  2,500     2,412
  5.25% 2022                                                                                  2,000     1,958
Tomball Hospital Auth., Rev. Ref. Bonds, Series 1993, 6.125% 2023                             1,140     1,121



UTAH  -  2.24%
Housing Corp., Single-family Mortgage Bonds, Class III, AMT:
  Series 2001-E1, 5.20% 2018                                                                  2,385     2,438
  Series 2001-F1, 4.95% 2018                                                                  1,930     1,938
  Series 2002-B, 5.30% 2018                                                                     985     1,014
  Series 2002-C2, 5.25% 2018                                                                  3,465     3,491
  Series 2002-D2, 5.00% 2018                                                                  1,475     1,464
  Series 2002-E2, 4.95% 2019                                                                  3,985     4,001
  Series 2002-F1, 4.625% 2019                                                                 2,500     2,470
  Series 2002-G2, 4.875% 2019                                                                 2,000     2,010
  Series 2003-B2, 4.85% 2024                                                                  1,750     1,655
  Series 2003-C, 5.00% 2025                                                                   1,000       948
Housing Fin. Agcy., Single-family Mortgage Bonds, AMT:
  Class III:
    Series 1997-G2, 5.60% 2010                                                                  525       556
    Series 1998-G2, 4.90% 2012                                                                  550       569
    Series 1999-B2, 5.10% 2012                                                                  750       788
    Series 1999-C2, 5.60% 2013                                                                  955     1,004
  Federally Insured or Guaranteed Mortgage Loans,                                               385       409
    Issue 1999-D1, 5.60% 2013


VIRGINIA  -  1.37%
Industrial Dev. Auth., Solid Waste Disposal Rev. Bonds, AMT:
  County of Charles City, Tax-Exempt Adjustable Mode                                          1,000     1,071
    (Waste Management, Inc.), Series 2002, 6.25% 2027 (put 2012)
  County of Henrico (Browning-Ferris Industries of South                                        500       479
    Atlantic, Inc. Project), Series 1995, 5.30% 2011 (put 2005)
Dulles Town Center, Community Dev. Auth. (Loudoun County),                                    4,000     3,959
  Special Assessment Bonds (Dulles Town Center Project),
  Series 1998, 6.25% 2026
Fairfax County Econ. Dev. Auth., Retirement Community Rev.
  Bonds (Greenspring Village, Inc. Fac.), Series 1999-A:
  6.75% 2012                                                                                  1,500     1,572
  7.50% 2029                                                                                  4,000     4,137
Gateway Community Dev. Auth. (Prince William County),                                         1,989     1,992
  Special Assessment Bonds, Series 1999, 6.25% 2026
Heritage Hunt Commercial Community Dev. Auth. (Prince William County),                          974     1,021
  Special Assessment Bonds, Series 1999-B, 7.00% 2029
Pocahontas Parkway Association, Route 895 Connector Toll                                      1,000       842
  Road Rev. Bonds, Series 1998-A, 5.00% 2011


WASHINGTON  -  0.78%
Energy Northwest, Columbia Generating Station Ref. Electric Rev.                              2,000     2,178
  Bonds, Series 2003-A, 5.50% 2015
Health Care Facs. Auth., Rev. Bonds (Group Health Cooperative                                 1,500     1,616
  of Puget Sound), Series 2001, AMBAC insured, 5.375% 2012
Port of Seattle, AMT:
  Passenger Fac. Charge Rev. Bonds, Series 1998-B,                                            1,500     1,565
    AMBAC insured, 5.25% 2011
  Rev. Bonds, Series 2001-B, FGIC insured, 5.50% 2010                                         1,000     1,076
  Special Facility Rev. Bonds (SEATAC Fuel Facs. LLC),                                        1,000     1,033
    Series 2003, MBIA insured, 5.00% 2012
  Subordinate Lien Rev. Bonds, Series 1999-B,                                                 1,000     1,070
    FGIC insured, 5.50% 2012


WISCONSIN  -  1.88%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement                                11,325    10,323
  Asset-backed Bonds, 6.125% 2027 (2012)
Health Educational Facs. Auth. Rev. Bonds (Froedtert &                                        1,000     1,053
  Community Health Obligated Group), Series 2001, 5.625% 2013
Housing and Econ. Dev. Auth.:
  Home Ownership Rev. Bonds, Series 1998-A, 5.375% 2017                                       1,400     1,432
  Housing Rev. Bonds, Series 1993-B, AMT, 5.30% 2006                                          1,000     1,023
City of Oconto Falls, Community Dev. Auth., Dev. Rev. Bonds
  (Oconto Falls Tissue, Inc. Project), Series 1997, AMT:
  7.75% 2022                                                                                  8,500     6,126
  8.125% 2022 (1)                                                                               950       703
                                                                                                      994,010

                                                                                          Principal  Market   Pe
                                                                                           amount     value    o
SHORT-TERM SECURITIES - 9.30%                                                               (000)     (000)    a

Public Building Auth. of the City of Clarksville, Tennessee, Adjustable                       4,800     4,800
  Rate Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund),
  Series 2003, 0.95% 2033 (3)
Gulf Coast Waste Disposal Auth., Texas, Environmental Facs.
  Rev. Bonds (ExxonMobil Project), AMT: (3)
  Series 2001-A, 0.90% 2030                                                                   2,100     2,100
  Series 2001-B, 0.90% 2025                                                                   3,200     3,200
Harris County, Texas, Tax-Exempt Commercial Paper,                                            2,600     2,600
  Series A-1, 0.80% 8/5/2003
Jackson County, Mississippi, Pollution Control Rev. Ref.                                      2,700     2,700
  Bonds (Chevron U.S.A. Inc. Project), Series 1992, 0.85% 2023 (3)
Lehigh County, Pennsylvania, General Purpose Auth. (Saint Luke's                              9,800     9,800
  Hospital of Bethlehem, PA Project), Hospital Rev. Bonds,
  Series of 2001, 0.87% 2031 (3)
Lincoln County, Wyoming, Pollution Control Rev. Bonds (Exxon                                  1,000     1,000
  Project), Series 1987-B, AMT, 0.85% 2017 (3)
Regional Airport Auth. of Louisville and Jefferson County, Kentucky,                          8,100     8,100
  Special Facs. Rev. Bonds (UPS Worldwide Forwarding, Inc. Project),
  Series 1999-A, AMT, 0.90% 2029 (3)
Lower Neches Valley Auth., Texas, Industrial Dev. Corp., Exempt Facs.                         5,500     5,500
  Ref. Rev. Bonds (ExxonMobil Project), Series 2001, 0.90% 2029 (3)
State of Maryland, Community Dev. Administration, Multi-family Dev.                             700       700
  Rev. Ref. Bonds (Avalon Ridge Apartments Project),
  Series 1997, 0.80% 2026  (3)
Commonwealth of Massachusetts, G.O. Ref. Bonds,                                              10,000    10,000
  Series 1998-A, 0.85% 2016 (3)
City of New York, New York:
  G.O. Bonds, Fiscal 1994 Series A-7, 0.85% 2020 (3)                                          2,050     2,050
  Industrial Dev. Agcy. Civic Fac. Rev. Bonds (Lycee Francais                                 3,400     3,400
    de New York), Series 2002-B, 0.85% 2032 (3)
North Carolina Medical Care Commission, Variable Rate: (3)
  Demand Hospital Rev. Bonds (Lexington Memorial                                              2,200     2,200
    Hospital Project), Series 1997, 0.87% 2010
  Hospital Rev. Bonds (Pooled Fncg. Project),                                                 2,515     2,515
    Series 1996-A, 0.87% 2016
  Demand Health Care Facility Rev. Bonds (The Givens                                          3,700     3,700
    Estates, Inc. Project), Series 1997, 0.87% 2026
State of Ohio, Water Dev. Auth., Solid Waste Rev. Ref. Bonds,                                 2,200     2,200
  (BP Products North America Inc. Project - BP plc, Guarantor),
  Series 2002, AMT, 0.93% 2034
County of Riverside, California, Cert. of Part. ACES (Riverside                               4,000     4,000
  County Public Facs. Project), Series 1985-B, 0.80% 2015  (3)
Industrial Dev. Auth. of the City of Roanoke, Virginia, Hospital
  Rev. Ref. Bonds (Carilion Health System Obligated Group): (3)
  Series 2002-C, 0.87% 2027                                                                   7,605     7,605
  Series 2002-D, 0.92% 2027                                                                   4,030     4,030
City of San Antonio, Texas, G.O. Tax-Exempt Commercial Paper,                                 1,000     1,000
  Series 2003, 0.95% 8/12/2003
Sublette County, Wyoming, Pollution Control Rev. Bonds                                        2,600     2,600
  (Exxon Project), Series 1984,  0.86% 2014 (3)
State of Tennessee, Public Building Auth. of The City of                                      2,200     2,200
  Clarksville, Adjustable Rate Pooled Fncg. Rev. Bonds,
  Series 2001, 0.95% 2031 (3)
Tax and Rev. Anticipation Notes, Texas,                                                       8,700     8,713
  Series 2002, 2.75% 8/29/2003
Uinta County, Wyoming, Pollution Control Rev. Ref. Bonds                                      1,400     1,400
  (Chevron U.S.A. Inc. Projects), Series 1993, 0.85% 2020 (3)
Industrial Dev. Auth. of the City of Waynesboro, Virginia,                                    2,190     2,190
  Variable Rate Residential Care Facs. Rev. Bonds
  (Sunnyside Presbyterian Home), Series 1997, 0.87% 2028 (3)
Will County, Illinois, ExxonMobil Project, Series 2001, AMT: (3)
  Environmental Facs. Rev. Bonds, 0.90% 2026                                                  1,000     1,000
  Exempt Facs. Rev. Ref. Bonds, 0.90% 2026                                                    1,050     1,050
                                                                                                      102,353
TOTAL INVESTMENT SECURITIES (cost: $1,103,874,000)                                                  1,096,363
Other assets less liabilities                                                                           4,745

NET ASSETS                                                                                          $1,101,108



(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Company not making scheduled interest payments; bankruptcy proceedings pending.
(3) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.


See Notes to Financial Statements


Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2003    (dollars and shares in thousands, except per-share amounts)

Assets:
  Investment securities at market
  (cost: $1,103,874)                                               $1,096,363
 Cash                                                                      31
  Receivables for:
      Sales of fund's shares                        $3,911
    Interest                                        14,193             18,104
                                                                    1,114,498
Liabilities:
  Payables for:
    Purchases of investments                         8,500
    Repurchases of fund's shares                     2,727
    Dividends on fund's shares                       1,348
    Investment advisory services                       353
    Services provided by affiliates                    413
    Deferred Directors' compensation                    38
    Other fees and expenses                             11             13,390
Net assets at July 31, 2003                                        $1,101,108

Net assets consist of:
  Capital paid in on shares of capital stock                       $1,123,276
  Undistributed net investment income                                   1,358
  Accumulated net realized loss                                       (16,015)
  Net unrealized depreciation                                          (7,511)
Net assets at July 31, 2003                                        $1,101,108


[begin table]

Total authorized capital stock - 200,000 shares, $.001 par value

                                                 Shares          Net asset
                      Net assets            outstanding    value per share(1)

Class A                 $955,094                 63,777             $14.98
Class B                   52,693                  3,518              14.98
Class C                   55,709                  3,720              14.98
Class F                   23,734                  1,585              14.98
Class R-5                 13,878                    927              14.98

(1) Maximum offering price and redemption price per per share equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.56.

[end table]


STATEMENT OF OPERATIONS
for the year ended July 31, 2003                         (dollars in thousands)

INVESTMENT INCOME:
  Income:
    Interest                                                          $58,025

  Fees and expenses:
    Investment advisory services                    $3,879
    Distribution services                            3,534
    Transfer agent services                            273
    Administrative services                            103
    Reports to shareholders                            111
    Registration statement and prospectus              133
    Postage, stationery and supplies                    35
    Directors' compensation                             30
    Auditing and legal                                  55
    Custodian                                           20
    State and local taxes                               34
    Federal income tax                                  55
    Other                                                8              8,270
  Net investment income                                                49,755

NET REALIZED LOSS AND UNREALIZED
DEPRECIATION ON INVESTMENTS
  Net realized loss on investments                                     (9,668)
  Net unrealized depreciation on investments                          (13,182)
    Net realized loss and unrealized depreciation
      on investments                                                  (22,850)
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                     $26,905




STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                            Year ended July 31
                                                              2003       2002
OPERATIONS:
  Net investment income                                     $49,755    $40,763
  Net realized (loss) gain on investments                    (9,668)       229
  Net unrealized depreciation on investments                (13,182)    (2,145)
    Net increase in net assets
      resulting from operations                              26,905     38,847

DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME   (48,783)   (40,707)

CAPITAL SHARE TRANSACTIONS                                  224,380    233,503

TOTAL INCREASE IN NET ASSETS                                202,502    231,643

NET ASSETS:
  Beginning of year                                         898,606    666,963
  End of year (including undistributed net investment
    income: $1,358 and $551, respectively)               $1,101,108   $898,606


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
                           INITIAL SALES     CONTINGENT DEFERRED SALES             CONVERSION FEATURE
     SHARE CLASS              CHARGE           CHARGE UPON REDEMPTION
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class A             Up to 3.75%       None (except 1% for certain          None
                                              redemptions within one year of
                                              purchase without an initial
                                              sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class B                None           Declines from 5% to zero for         Class B converts to
                                              redemptions within six years         class A after eight
                                              of purchase                          years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                None           1% for redemptions within one        Class C converts to
                                              year of purchase                     Class F after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class F                None           None                                 None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class R-5              None           None                                 None

---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. As of July 31, 2003, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of July 31, 2003, the cost of investment securities for federal income tax purposes was $1,102,272,000.

During the year ended July 31, 2003, the fund reclassified $162,000 to accumulated net realized loss and $3,000 to additional paid-in capital from undistributed net investment income to align financial reporting with tax reporting.

As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

[begin table]
                                                        (dollars in thousands)

Undistributed net investment income                                    $1,520
Short-term and long-term capital loss deferrals                       (16,015)
Gross unrealized appreciation on investment securities                 29,373
Gross unrealized depreciation on investment securities                (35,282)

[end table]

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $402,000, $6,123,000 and $385,000 expiring in 2011, 2009 and
2008 respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $9,105,000, that were realized during the period November 1, 2002 through July 31, 2003.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):


                                 Distributions from ordinary Income
                                                                     Distributions          Total
                                     Net investment   Short-term     from long-term     distributions
Share class(1)                          income      capital gains     capital gains          paid

YEAR ENDED JULY 31, 2003
Class A                                $ 44,071             -              -             $ 44,071
Class B                                   1,821             -              -                1,821
Class C                                   1,690             -              -                1,690
Class F                                     815             -              -                  815
Class R-5                                   386             -              -                  386
Total                                  $ 48,783             -              -             $ 48,783


YEAR ENDED JULY 31, 2002

SHARE CLASS

Class A                                $ 38,810             -              -             $ 38,810
Class B                                     949             -              -                  949
Class C                                     626             -              -                  626
Class F                                     313             -              -                  313
Class R-5                                     9             -              -                    9
Total                                  $ 40,707             -              -             $ 40,707

(1) Class R-5 shares were offered beginning July 15, 2002.



3. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. For the year ended July 31, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.391% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

[begin table]

         ------------------------------------------------------------------
         SHARE CLASS        CURRENTLY APPROVED LIMITS      PLAN LIMITS
         ------------------------------------------------------------------
         ------------------------------------------------------------------
         Class A                      0.30%                   0.30%
         ------------------------------------------------------------------
         ------------------------------------------------------------------
         Class B                       1.00                    1.00
         ------------------------------------------------------------------
         ------------------------------------------------------------------
         Class C                       1.00                    1.00
         ------------------------------------------------------------------
         ------------------------------------------------------------------
         Class F                       0.25                    0.50
         ------------------------------------------------------------------
[end table]

     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For Class A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2003, unreimbursed expenses subject to reimbursement totaled $360,000.

     TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

     Expenses under the agreements described above for the year ended July 31, 2003, were as follows (dollars in thousands):

[begin table]

================================================================================
                                                     Administrative services
                                               ---------------------------------
                                                      CRMC
Share          Distribution      Transfer agent   administrative  Transfer agent
class            services          services          services        services
--------------------------------------------------------------------------------
 Class A          $2,654            $258         Not applicable   Not applicable
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Class B            428               15         Not applicable   Not applicable
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Class C            410           Included             $62              $5
                                     in
                               administrative
                                  services
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Class F            42            Included              25               4
                                     in
                               administrative
                                  services
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class R-5     Not applicable      Included              7                -*
                                     in
                               administrative
                                  services
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Total           $3,534            $273               $94              $9
================================================================================
* Amount less than one thousand.

[end table]


DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1994, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share  transactions  in the fund were as follows
(dollars and shares in thousands):

                                        Sales (2)          Reinvestments of dividends
                                                               and distributions        Repurchases (2)           Net increase


Share class (1)                     Amount    Shares         Amount    Shares         Amount    Shares         Amount    Shares

YEAR ENDED JULY 31, 2003
Class A                            $369,829   24,296        $ 29,560    1,945      $ (247,758)  (16,309)     $ 151,631    9,932
Class B                              28,449    1,867           1,193       78          (6,970)     (458)        22,672    1,487
Class C                              35,890    2,355           1,149       76          (8,619)     (566)        28,420    1,865
Class F                              25,956    1,702             581       38         (14,834)     (971)        11,703      769
Class R-5                            10,033      665             110        7            (189)      (12)         9,954      660
Total net increase
   (decrease)                      $470,157   30,885        $ 32,593    2,144      $ (278,370)  (18,316)     $ 224,380   14,713

YEAR ENDED JULY 31, 2002
Class A                            $374,605   24,653        $ 24,323    1,600      $ (224,564)  (14,783)     $ 174,364   11,470
Class B                              23,325    1,535             604       40          (3,846)     (254)        20,083    1,321
Class C                              26,840    1,767             406       27          (3,195)     (211)        24,051    1,583
Class F                              14,004      922             233       15          (3,312)     (218)        10,925      719
Class R-5                             4,076      267               4       -*               -         -          4,080      267
Total net increase
   (decrease)                      $442,850   29,144        $ 25,570    1,682      $ (234,917)  (15,466)     $ 233,503   15,360

* Amount less than one thousand.
(1) Class R-5 shares were offered beginning July 15, 2002.
(2) Includes exchanges between share classes of the fund.



5. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of July 31, 2003, the total value of restricted securities was $12,545,000, which represents 1.14% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $259,937,000 and $63,766,000, respectively, during the year ended July 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2003, the custodian fee of $20,000 includes $4,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                           Income from investment operations(2)
                                                                         Net
                                          Net asset                 (losses)gains
                                           value,          Net      on securities     Total from
                                          beginning     investment  (both realized    investment
                                          of period      income     and unrealized)   operations
CLASS A:
 Year ended 7/31/2003                     $15.28         $.77          $(.31)            $.46
 Year ended 7/31/2002                      15.35          .84           (.08)             .76
 Year ended 7/31/2001                      14.87          .83            .48             1.31
 Year ended 7/31/2000                      15.49          .82           (.58)             .24
 Year ended 7/31/1999                      16.12          .81           (.54)             .27
CLASS B:
 Year ended 7/31/2003                      15.28          .66           (.31)             .35
 Year ended 7/31/2002                      15.35          .73           (.08)             .65
 Year ended 7/31/2001                      14.87          .71            .50             1.21
 Period from 3/15/2000 to 7/31/2000        14.79          .23            .14              .37
CLASS C:
 Year ended 7/31/2003                      15.28          .64           (.31)             .33
 Year ended 7/31/2002                      15.35          .71           (.08)             .63
 Period from 3/15/2001 to 7/31/2001        15.11          .25            .25              .50
CLASS F:
 Year ended 7/31/2003                      15.28          .76           (.31)             .45
 Year ended 7/31/2002                      15.35          .82           (.08)             .74
 Period from 3/19/2001 to 7/31/2001        15.12          .26            .25              .51
CLASS R-5:
 Year ended 7/31/2003                      15.28          .80           (.31)             .49
 Period from 7/15/2002 to 7/31/2002        15.30          .03           (.02)             .01


                                                    Dividends and distributions
                                         Dividends
                                         (from net        Distributions         Total        Net asset
                                         investment       (from capital     dividends and   value, end         Total
                                          income)            gains)         distributions    of period       return (3)

CLASS A:
 Year ended 7/31/2003                       $(.76)              $-             $(.76)          $14.98           3.06%
 Year ended 7/31/2002                        (.83)               -              (.83)           15.28           5.10
 Year ended 7/31/2001                        (.83)               -              (.83)           15.35           9.14
 Year ended 7/31/2000                        (.83)             (.03)            (.86)           14.87           1.61
 Year ended 7/31/1999                        (.82)             (.08)            (.90)           15.49           1.63
CLASS B:
 Year ended 7/31/2003                        (.65)               -              (.65)           14.98           2.34
 Year ended 7/31/2002                        (.72)               -              (.72)           15.28           4.37
 Year ended 7/31/2001                        (.73)               -              (.73)           15.35           8.45
 Period from 3/15/2000 to 7/31/2000          (.29)               -              (.29)           14.87           3.16
CLASS C:
 Year ended 7/31/2003                        (.63)               -              (.63)           14.98           2.21
 Year ended 7/31/2002                        (.70)               -              (.70)           15.28           4.22
 Period from 3/15/2001 to 7/31/2001          (.26)               -              (.26)           15.35           3.34
CLASS F:
 Year ended 7/31/2003                        (.75)               -              (.75)           14.98           2.96
 Year ended 7/31/2002                        (.81)               -              (.81)           15.28           4.96
 Period from 3/19/2001 to 7/31/2001          (.28)               -              (.28)           15.35           3.43
CLASS R-5:
 Year ended 7/31/2003                        (.79)               -              (.79)           14.98           3.29
 Period from 7/15/2002 to 7/31/2002          (.03)               -              (.03)           15.28            .09


[begin table]
                                                      Ratio of       Ratio of
                                      Net assets,     expenses       net income
                                     end of period    to average     to average
                                     (in millions)    net assets     net assets
CLASS A:
 Year ended 7/31/2003                    $955            .77%           5.08%
 Year ended 7/31/2002                     823            .77            5.43
 Year ended 7/31/2001                     650            .80            5.50
 Year ended 7/31/2000                     550            .80            5.53
 Year ended 7/31/1999                     564            .78            5.09
CLASS B:
 Year ended 7/31/2003                     52            1.47            4.34
 Year ended 7/31/2002                     31            1.47            4.68
 Year ended 7/31/2001                     11            1.48            4.72
 Period from 3/15/2000 to 7/31/2000        2             .55            1.77
CLASS C:
 Year ended 7/31/2003                     56            1.59            4.19
 Year ended 7/31/2002                     28            1.59            4.53
 Period from 3/15/2001 to 7/31/2001        4             .59            1.75
CLASS F:
 Year ended 7/31/2003                     24             .85            4.91
 Year ended 7/31/2002                     13             .88            5.26
 Period from 3/19/2001 to 7/31/2001        1             .35            1.88
CLASS R-5:
 Year ended 7/31/2003                     14             .53            5.19
 Period from 7/15/2002 to 7/31/2002        4             .02             .23

[end table]

[begin table]
                                              Year ended July 31
                                    2003     2002     2001     2000    1999
Portfolio turnover rate
  for all classes of shares          7%       12%      18%      33%     17%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.

[end table]

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND  SHAREHOLDERS  OF
AMERICAN  HIGH-INCOME  MUNICIPAL BOND FUND, INC.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund, Inc. (the "Fund") at July 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at July 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
September 4, 2003


TAX INFORMATION (unaudited)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income qualify as exempt-interest dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS



                                    Year first           Principal
                                     elected             occupation(s)
                                    a Director           during past
Name and age                       of the fund (1)       five years

AMBASSADOR                             1999              Corporate director and author;
RICHARD G. CAPEN, JR., 69                                former U.S. Ambassador to Spain;
                                                         former Vice Chairman, Knight-Ridder, Inc.
                                                         (communications company); former Chairman
                                                         and Publisher, The Miami Herald

H. FREDERICK CHRISTIE, 70              1994              Private investor; former President and CEO,
                                                         The Mission Group (non-utility holding company,
                                                         subsidiary of Southern California Edison Company)

DIANE C. CREEL, 54                     1994              Chairman of the Board and CEO, AnAerobics, Inc.
                                                         (organic waste management)

MARTIN FENTON, 68                      1994              Chairman of the Board and CEO, Senior Resource
                                                         Group LLC (development and management of senior
                                                         living communities)

LEONARD R. FULLER, 57                  1994              President and CEO, Fuller Consulting (financial
                                                         management consulting firm)

RICHARD G. NEWMAN, 68                  1994              Chairman of the Board and CEO, AECOM Technology
                                                         Corporation (engineering, consulting and
                                                         professional services)

FRANK M. SANCHEZ, 59                   1999              Principal, The Sanchez Family Corporation
                                                         dba McDonald's Restaurants (McDonald's licensee)

"NON-INTERESTED" DIRECTORS

                                      Number of
                                   boards within the
                                     fund complex (2)    Other
                                       on which          directorships (3)
Name and age                        Director serves      held by Director

AMBASSADOR                                14             Carnival Corporation
RICHARD G. CAPEN, JR., 69

H. FREDERICK CHRISTIE, 70                 19             Ducommun Incorporated; IHOP Corporation;
                                                         Southwest Water Company; Valero L.P.

DIANE C. CREEL, 54                        12             Allegheny Technologies; BF Goodrich;
                                                         Teledyne Technologies

MARTIN FENTON, 68                         16             None

LEONARD R. FULLER, 57                     14             None

RICHARD G. NEWMAN, 68                     13             Sempra Energy; Southwest Water Company

FRANK M. SANCHEZ, 59                      12             None




 "INTERESTED" DIRECTORS (4)

                                   Year first
                                   elected a
                                   Director or           Principal occupation(s) during past five years
Name, age and                      officer of            and positions held with affiliated entities or
position with fund                 the fund (1)          the principal underwriter of the fund

PAUL G. HAAGA, JR., 54                1994               Executive Vice President and Director,
Chairman of the Board                                    Capital Research and Management Company;
                                                         Director, American Funds Distributors, Inc. (5)

ABNER D. GOLDSTINE, 73                1994               Senior Vice President and Director,
Vice Chairman of the Board                               Capital Research and Management Company

MARK R. MACDONALD, 44                 1996               Senior Vice President, Capital Research and
President                                                Management Company


"INTERESTED" DIRECTORS (4)

                                      Number of
                                   boards within the
                                    fund complex (2)
Name, age and                          on which          Other directorships (3)
position with fund                  Director serves      held by Director

PAUL G. HAAGA, JR., 54                    17             None
Chairman of the Board

ABNER D. GOLDSTINE, 73                    12             None
Vice Chairman of the Board

MARK R. MACDONALD, 44                     1              None
President



THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.


OTHER OFFICERS

                                    Year first
                                    elected an           Principal occupation(s) during past five years
Name, age and                       officer of           and positions held with affiliated entities or
position with fund                  the fund(1)          the principal underwriter of the fund

DAVID A. HOAG, 38                      1997              Senior Vice President, Capital Research Company (5)
Executive Vice President

NEIL L. LANGBERG, 50                   1994              Vice President -- Investment Management Group,
Senior Vice President                                    Capital Research and Management Company

MICHAEL J. DOWNER, 48                  1994              Vice President and Secretary, Capital Research and
Vice President                                           Management Company; Secretary, American Funds
                                                         Distributors, Inc. (5); Director, Capital Bank and
                                                         Trust Company (5)

BRENDA S. ELLERIN, 40                  2001              Senior Vice President, Capital Research Company (5)
Vice President

EDWARD B. NAHMIAS, 51                  1999              Executive Vice President and Director, Capital
Vice President                                           Research Company (5)

JULIE F. WILLIAMS, 55                  1994              Vice President -- Fund Business Management
Secretary                                                Group, Capital Research and Management Company

ANTHONY W. HYNES, JR., 40              1994              Vice President -- Fund Business Management
Treasurer                                                Group, Capital Research and Management Company

KIMBERLY S. VERDICK, 38                1994              Assistant Vice President -- Fund Business Management
Assistant Secretary                                      Group, Capital Research and Management Company

SUSI M. SILVERMAN, 33                  2001              Vice President -- Fund Business Management Group,
Assistant Treasurer                                      Capital Research and Management Company


(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.



OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in American High-Income Municipal Bond Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.70 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.82 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.08 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE AMERICAN FUNDS' PROXY VOTING GUIDELINES -- USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- ARE AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of American High-Income Municipal Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo] American Funds(R)

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN  UNPARALLELED  GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World FundSM
   Smallcap World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities FundSM

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   Seeking stable monthly income through money market instruments
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust


Lit. No. AHIM-011-0903

Litho in USA DD/GP/6376

Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Richard G. Newman, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved

ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     AMERICAN HIGH-INCOME MUNICIPAL BOND
                     FUND, INC.



                     By  /s/ Mark R. Macdonald
                        -------------------------------------------
                         Mark R. Macdonald, President and PEO

                     Date: October 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By  /s/ Mark R. Macdonald
    -------------------------------------------------
    Mark R. Macdonald, President and PEO

Date: October 8, 2003



 By /s/ Anthony W. Hynes, Jr.
    -------------------------------------------------
    Anthony W. Hynes, Jr., Treasurer

Date: October 8, 2003